SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.______)

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Edward Jones Money Market Fund

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Proxy Statement–Please Vote Today!
Edward Jones Money Market Fund Proxy
YOUR VOTE ON KEY PROPOSALS RELATED TO THE FUND IS CRITICAL!
TIME IS OF THE ESSENCE. VOTING ONLY TAKES A FEW MINUTES AND YOUR PARTICIPATION IS IMPORTANT! PLEASE ACT NOW TO HELP THE FUND AVOID ADDITIONAL EXPENSE.
Edward Jones Money Market Fund (the “Fund”) will hold a special meeting of shareholders of the Fund on December 9, 2016. Please refer to the enclosed Proxy Statement as well as the information below for details on the proposals. It is important for you to vote on the issues described in this Proxy Statement. We recommend that you read the Proxy Statement in its entirety; the explanation will help you to decide on the issues.
What is the purpose of the special meeting?
Mutual funds are required to obtain shareholders' votes for certain types of changes, like the ones included in this Proxy Statement. This Proxy Statement is in connection with certain proposals related to the transfer of Federated Investment Management Company's (“FIMCO”) general partnership interest in Passport Research, Ltd. (“Passport”), the Fund's investment adviser, to Passport Holdings, LLC, a wholly owned subsidiary of The Jones Financial Companies, L.L.L.P. (“Jones Financial”) (the “Passport Transfer”), as follows:
1.	To approve the election of four (4) trustees for the Edward Jones Money Market Fund;
2.	To approve the new Investment Management and Administration Agreement between the Edward Jones Money Market Fund and Passport Research, Ltd;
3.	To approve the new Sub-Advisory and Sub-Administration Agreement among Passport Research, Ltd, Federated Investment Management Company, Federated Administrative Services and the Edward Jones Money Market Fund;
4.	To approve the new Rule 12b-1 Plan for the Edward Jones Money Market Fund; and
5.	To approve the operation of the Edward Jones Money Market Fund in the manner described in a “manager-of-managers” exemptive order previously granted by the Securities and Exchange Commission that would permit the Edward Jones Money Market Fund to enter into and materially amend sub-advisory agreements with unaffiliated sub-advisers without shareholder approval.
You have a right to vote on these changes. If approved, the proposals will result in a decrease to the Fund's investment advisory fee.
Why am I being asked to vote?
You are listed as a shareholder of the Fund as of the record date (September 26, 2016). Your investment may be a direct investment in the Fund or may be part of a cash sweep connected to your investment account. In either case, it is important that you exercise your rights as a shareholder, regardless of the number of shares that you own, and vote your shares as soon as possible. If the Fund is not able to obtain a quorum (the vote of a required minimum number of shareholders) to hold the special meeting, additional expenses will be incurred for subsequent mailings and solicitation costs. The Board of Trustees unanimously recommends that you vote in favor of each proposal. Please vote today!
What are the proposals?
To approve the election of four (4) trustees for the Fund. Shareholders are being asked to approve the following four nominees, one of whom would be an “interested” trustee, to serve as trustees of the Fund:
1.	David Levenson, Interested Trustee;
2.	David Sylvester, Independent Trustee;
3.	Maureen Leary-Jago, Independent Trustee; and
4.	Timothy Jacoby, Independent Trustee.
If approved by shareholders, the new trustees would replace the existing trustees and begin to serve following the Passport Transfer.

To approve a new Investment Management and Administration Agreement between the Fund and Passport. As the Passport Transfer would constitute a change of control of Passport, the existing advisory agreement between the Fund and Passport would automatically terminate upon the closing of the Passport Transfer. Therefore, shareholders are being asked to approve a new Investment Management and Administration Agreement.
To approve a new Sub-Advisory and Sub-Administration Agreement between Passport, Federated Investment Management Company, Federated Administrative Services and the Fund. Shareholders are being asked to approve a new Sub-Advisory Agreement to enable FIMCO and its personnel who currently manage the Fund to provide investment advisory services to the Fund following the Passport Transfer.
To approve a new Rule 12b-1 Plan for the Fund. Shareholders are being asked to approve a new distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under this plan, which would be effective upon the closing of the Passport Transfer, the Fund may compensate third parties for providing distribution and shareholder services with respect to the Fund's shares. Currently, the Fund is not subject to a Rule 12b-1 Plan.
To approve the Multi-Manager Structure. Shareholders are being asked to approve a proposal authorizing the Fund and Passport to enter into and materially amend sub-advisory agreements with sub-advisers that are not affiliated persons of the Fund with the approval of the Board, but without obtaining shareholder approval (the “Multi-Manager Structure”). The Securities and Exchange Commission previously granted an order to a subsidiary of Jones Financial exempting it from the federal securities law requirements to obtain shareholder approval to enter into or materially amend investment sub-advisory agreements. Such order also applies to any fund that is advised by an entity that is “under common control” with the subsidiary. Following the Passport Transfer, Passport will be “controlled by” Jones Financial and thus “under common control” with the subsidiary. Accordingly, the Fund is seeking shareholder approval to operate under this Multi-Manager Structure, thus avoiding the costs and delays associated with holding shareholder meetings to obtain approval of new sub-advisory agreements or material amendments to existing sub-advisory agreements in the future. Shareholders would, however, be notified of any such changes to the Fund's sub-adviser(s) or its sub-advisory agreement(s).
How do I vote my shares?
Voting your shares is simple and easy. There are several ways you can cast your vote:
•	Online – Use the web address on the ballot;
•	Telephone – Use the toll-free telephone number on the ballot;
•	Mail – Complete and return the ballot in the enclosed postage paid envelope; or
•	Vote in person at the December 9, 2016, meeting.
If you:
•	Sign and return the proxy card without indicating a preference, your vote will be cast “for” each of the proposals.
•	Do not respond at all, we may contact you by telephone to request that you cast your vote.
Whom do I call if I have questions about this Proxy Statement?
Please don't hesitate to contact your Financial Advisor or call us toll-free at 1-855-723-7820.
Thank you in advance for your vote and your continued support of the Fund.
After careful consideration, the Board of Trustees has unanimously approved these proposals.
The Board recommends that you vote FOR the proposals.

EDWARD JONES MONEY MARKET FUND
NOTICE OF SPECIAL MEETING OF FUND SHAREHOLDERS
TO BE HELD DECEMBER 9, 2016
The Special Meeting of the shareholders of EDWARD JONES MONEY MARKET FUND (the “Fund”) will be held at the offices of Edward D. Jones & Co., L.P. located at 12555 Manchester Road, Saint Louis, Missouri 63131, at 9:00 a.m. on December 9, 2016, for the following purposes in connection with the transfer of Federated Investment Management Company's general partnership interest in Passport Research, Ltd. (“Passport”), the Fund's investment adviser, to Passport Holdings LLC, a wholly owned subsidiary of The Jones Financial Companies L.L.L.P. (the transaction is referred to herein as the “Passport Transfer”):
1.	To approve the election of four (4) trustees for the Edward Jones Money Market Fund;
2.	To approve the new Investment Management and Administration Agreement between the Edward Jones Money Market Fund and Passport Research, Ltd.;
3.	To approve the new Sub-Advisory and Sub-Administration Agreement among Passport Research, Ltd., Federated Investment Management Company, Federated Administrative Services and the Edward Jones Money Market Fund;
4.	To approve the new Rule 12b-1 Plan for the Edward Jones Money Market Fund;
5.	To approve the operation of the Edward Jones Money Market Fund in the manner described in a “manager-of-managers” exemptive order previously granted by the Securities and Exchange Commission that would permit the Edward Jones Money Market Fund to enter into and materially amend sub-advisory agreements with unaffiliated sub-advisers without shareholder approval; and
6.	To transact such other business as may properly come before the Special Meeting or any adjournment thereof.
Each Proposal would take effect only if the Passport Transfer is completed.
THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF EACH PROPOSAL. THE NEW AGREEMENTS ARE BEING PROPOSED BECAUSE THE PASSPORT TRANSFER WOULD RESULT IN A CHANGE OF CONTROL OF PASSPORT AND TERMINATION OF THE EXISTING ADVISORY AGREEMENT. IF APPROVED, THE PROPOSALS WOULD RESULT IN A DECREASE TO THE FUND'S INVESTMENT ADVISORY FEE.
The Board of Trustees has fixed September 26, 2016, as the record date for determination of shareholders entitled to vote at the meeting.
By Order of the Trustees
John W. McGonigle
Secretary
_______, 2016

PLEASE NOTE THAT THIS PROXY STATEMENT RELATES TO A SPECIAL MEETING OF THE FUND'S SHAREHOLDERS.
PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY.
YOU CAN HELP THE FUND AVOID THE NECESSITY AND EXPENSE OF SENDING
FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED
PROXY CARD. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN,
DATE AND RETURN THE ENCLOSED PROXY CARD SO THAT THE NECESSARY QUORUM
MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES
NO POSTAGE IF MAILED IN THE UNITED STATES.

PROXY STATEMENT
EDWARD JONES MONEY MARKET FUND
12555 Manchester Road
Saint Louis, Missouri 63131
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING
The enclosed proxy is solicited on behalf of the Board of Trustees (the “Trustees” or the “Board”) of Edward Jones Money Market Fund (the “Fund”). The proxy will be voted at the Special Meeting of Shareholders of the Fund and at any and all adjournments, postponements or delays thereof. The meeting will be held on December 9, 2016. The meeting will be held at the offices of Edward D. Jones & Co., L.P. (“Edward Jones”) located at 12555 Manchester Road, Saint Louis, Missouri 63131, at 9:00 a.m. (Central time) (such special meeting and any adjournment or postponement thereof are referred to collectively as the “Special Meeting”).
The Board of Directors of Federated Investors, Inc. (“Federated”) has previously approved the transfer of Federated Investment Management Company's (“FIMCO”) general partnership interest in Passport Research, Ltd. (“Passport”), the Fund's investment adviser, to Passport Holdings LLC (“Passport Holdings”), a wholly owned subsidiary of The Jones Financial Companies L.L.L.P. (“Jones Financial”). This transaction is referred to herein as the “Passport Transfer.” FIMCO and Passport are registered investment advisers under the Investment Advisers Act of 1940 (the “Advisers Act”). The Passport Transfer will constitute a change in control of Passport, resulting in the assignment of, and therefore the automatic termination of, the current investment advisory agreement between the Fund and Passport.
At its August 2016 Meeting, the Board found that the approval of the new agreements, as described below, to be effective following the Passport Transfer, is in the best interests of the Fund and its shareholders because, among other things, under the new Investment Management and Administration Agreement (the “new Advisory Agreement”) and the new Sub-Advisory and Sub-Administration Agreement (the “new Sub-Advisory Agreement”), the overall advisory fee charged to the Fund would decrease, the level of services provided to the Fund by Passport and FIMCO would not diminish, and the team of individuals providing portfolio management services to the Fund is expected to be substantially similar to the team that provided such services prior to the Passport Transfer.
The Board unanimously approved the proposals in connection with the Passport Transfer and in connection with the appointment of Passport as the investment adviser and FIMCO as the sub-adviser to the Fund following the Passport Transfer, as follows and as specified in the enclosed proxy (each, a “Proposal” and, together, the “Proposals”):
1.	To approve the election of four (4) trustees for the Fund;
2.	To approve the new Advisory Agreement between the Edward Jones Money Market Fund and Passport Research, Ltd.;
3.	To approve the new Sub-Advisory Agreement among Passport, Federated Investment Management Company, Federated Administrative Services and the Edward Jones Money Market Fund;
4.	To approve the new Rule 12b-1 Plan for the Edward Jones Money Market Fund; and
5.	To approve the operation of the Edward Jones Money Market Fund in the manner described in a “manager-of-managers” exemptive order previously granted by the Securities and Exchange Commission that would permit the Edward Jones Money Market Fund to enter into and materially amend sub-advisory agreements with unaffiliated sub-advisers without shareholder approval the (“Multi-Manager Structure”).
These Proposals are subject to shareholder approval. The Board unanimously recommends that you vote “FOR” the Proposals to approve the election of new Fund trustees, the new Advisory Agreement, the new Sub-Advisory Agreement, the Rule 12b-1 Plan and the Multi-Manager Structure. The Special Meeting is scheduled as a meeting of the respective holders of Investment Shares and Retirement Shares. Shareholders of the Fund will vote on the Proposals set forth herein and on any other matters that may arise for the Fund. The purpose of the Special Meeting is set forth in the accompanying Notice of Special Meeting of Shareholders (“Notice”). The Trustees do not know of any business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting. Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. The Notice, this proxy statement and one or more proxy cards are being provided to shareholders of record as of the close of business on September 26, 2016 (the “Record Date”) beginning on or about October 12, 2016. On the Record Date, the Fund had outstanding _________ shares of beneficial interest, each share being entitled to one vote and fractional shares having proportionate voting rights.
The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by Edward Jones. In addition to solicitations through the mail, proxies may be solicited by officers, employees, and agents of the Fund and/or Edward Jones. Such persons will receive no additional compensation for making such solicitations. The Fund will employ Broadridge Financial Solutions, Inc. as a proxy solicitor pursuant to its standard contract, the cost of which also will be borne by Edward Jones and is estimated to be approximately between $3-4 million. Solicitations by such persons may be by telephone, facsimile, electronic mail, or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. Edward Jones will reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.
The Fund's most recent Prospectus and Statement of Additional Information, each dated April 30, 2016, as supplemented from time to time, and the annual report, which includes audited financial statements for the fiscal year ended February 29, 2016, were previously mailed to shareholders. If you have not received these documents, or would like to receive additional copies, free of charge, please write the Fund at Edward Jones, 12555 Manchester Road, Saint Louis, Missouri 63131 or call the Fund at 1-855-723-7820 or visit the Fund's website www.edwardjones.com/moneymarket. The Fund is subject to the informational requirements of the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act of 1940 (the “1940 Act”), and in accordance therewith files reports and other information with the Securities and Exchange Commission (“SEC”). Reports, proxy and information statements, and other information filed by the Fund, also can be inspected and copied by the public at the public reference facilities maintained by the SEC in Washington, DC, located at Room 1580, 100 F Street, N.E., Washington, DC 20549. Copies of such material can be obtained at prescribed rates by contacting the SEC by email at publicinfo@sec.gov or by writing the SEC's Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, DC 20549, or obtained electronically from the EDGAR database on the SEC's website (www.sec.gov).
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on December 9, 2016: This Proxy Statement is available on the Internet at www.edwardjones.com/moneymarket. On this website, you also will be able to access the Notice, the form of proxy cards and any amendments or supplements to the foregoing materials that are required to be furnished to shareholders.
SUMMARY
The following is a summary of certain information contained elsewhere in this Proxy Statement. This summary is qualified in its entirety by reference to information contained elsewhere in this Proxy Statement.

Purpose of the Meeting	The purpose of the meeting is to consider approvals relating to the Passport Transfer, including the election of new Fund trustees, approval of the new Advisory Agreement, the new Sub-Advisory Agreement, the Rule 12b-1 Plan, and the Multi-Manager Structure.
Required Vote	The favorable vote of a majority of the outstanding voting securities of the Fund is required to approve the Proposals, with the exception of Proposal #1- Election of Trustees. Under both the 1940 Act and the Fund's Declaration of Trust, the favorable vote of a “majority of the outstanding voting securities” of the Fund means:

a) the holders of 67% or more of the outstanding voting securities present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or

(b) the vote of the holders of more than 50% of the outstanding voting securities, whichever is less. With respect to Proposal #1, a plurality of the votes cast will elect a trustee.A “plurality” is defined as more votes cast for than against each nominee.
How to Vote	Shareholders may vote via the Internet or by telephone by following the instructions on the enclosed proxy card. Shareholders may also vote by mail by returning the enclosed proxy card or in person by attending the Special Meeting.

PROPOSAL #1 - ELECTION OF NEW FUND TRUSTEES
Introduction
The Board currently consists of ten trustees, two of whom are “interested persons” of the Fund, as defined by the Investment Company Act of 1940 (the “1940 Act”) (i.e., “Interested” Trustees), and eight of whom are not (i.e., “Independent” Trustees). Due to the anticipated change of control of Passport following the Passport Transfer, a new Board for the Fund is being proposed. Pursuant to the Fund's Declaration of Trust, as amended and/or restated to date (the “Declaration of Trust”), the number of trustees may not be less than three (3) nor more than twenty (20) serving at any time, with the precise number to be determined by the Trustees themselves. Therefore, as described below in more detail, it is proposed that the new Board consist of the following four (4) trustees: David Levenson, Interested Trustee; David Sylvester, Independent Trustee; Maureen Leary-Jago, Independent Trustee; and Timothy Jacoby, Independent Trustee. Following the Passport Transfer, the newly constituted Board will elect a chairperson, who may or may not be an Interested Trustee.
Responsibilities of the Board and its Role in Risk Oversight
The Board is responsible for managing the business affairs of the Fund and for exercising all powers of the Fund except those reserved for shareholders. The Board's role in overseeing the Fund's general risks includes receiving performance reports for the Fund and risk management reports from the Chief Risk Officer of Federated at each regular Board meeting. The Chief Risk Officer is responsible for enterprise risk management at Federated, which includes risk management committees for investment management and for investor services. The Board also receives regular reports from the Fund's Chief Compliance Officer regarding significant compliance risks. The Board held four regular meetings during the fiscal year ended February 29, 2016.
On behalf of the Board, the Audit Committee of the Board plays a key role in overseeing the Fund's financial reporting and valuation risks. The Audit Committee meets regularly with the Fund's Principal Financial Officer and outside auditors, as well as with Federated's Chief Audit Executive to discuss financial reporting and audit issues, including risks relating to financial controls.
The foregoing description of the responsibilities of the Board relates to the practices of the Fund's current Board. Subsequent to the Passport Transfer, the newly constituted Board, if elected, will implement its own practices.
Current Board Leadership Structure
Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Indefinite Term Began serving: November 1998	Principal Occupations: Principal Executive Officer and President of certain of the funds in the Federated Fund Complex; Director or Trustee of the funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.
John B. Fisher* Birth Date: May 16, 1956 TRUSTEE Indefinite Term Began serving: May 2016	Principal Occupations: Principal Executive Officer and President of certain of the funds in the Federated Fund Complex; Director or Trustee of certain of the funds in the Federated Fund Complex; Vice President, Federated Investors, Inc.; President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the funds in the Federated Fund Complex and Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.
*	Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Investors, Inc. and due to positions they hold with Federated and its subsidiaries. J. Christopher Donahue is the son of John F. Donahue, Chairman Emeritus of the Federated Funds.

Independent Trustees Background and Qualifications
Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) and Other Directorships Held for Past Five Years, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 TRUSTEE Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Complex; Retired.

Other Directorships Held: Director, Chair of the Compensation Committee, Audit Committee member, KLX Corp.

Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO, The Collins Group, Inc. (a private equity firm). Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director, FleetBoston Financial Corp.; Director and Audit Committee Member, Bank of America Corp. and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
G. Thomas Hough Birth Date: February 28,1955 TRUSTEE Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee of the Federated Fund Complex; Retired.

Other Directorships Held: Director, Chair of the Audit Committee, Governance Committee, Publix Super Markets, Inc.

Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP. Mr. Hough is an Executive Committee member of the United States Golf Association; he serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama and is on the Business School Board of Visitors for Wake Forest University.
Maureen Lally-Green Birth Date: July 5, 1949 TRUSTEE Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Complex; Interim Dean of the Duquesne University School of Law; Adjunct Professor of Law, Duquesne University School of Law.

Other Directorships Held: Director, CONSOL Energy Inc.

Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously served as: Associate General Secretary, Diocese of Pittsburgh; a member of the Superior Court of Pennsylvania; and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green also holds the positions on either a public or not for profit Board of Directors as follows: Member, Pennsylvania State Board of Education (public); Director and Chair, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Director, Saint Vincent College; and Director and Chair, Cardinal Wuerl North Catholic High School, Inc. Judge Lally-Green has held the positions of: Director, Auberle; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; and Director, Catholic High Schools of the Diocese of Pittsburgh, Inc.
Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Indefinite Term Began serving: August 1991	Principal Occupation: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Complex; Retired.

Other Directorships Held: None.

Qualifications: Mr. Madden has served in several business management, mutual fund services and directorship positions throughout his career. Mr. Madden previously served as President, Chief Operating Officer and Director, State Street Bank and Trust Company (custodian bank) and State Street Corporation (financial services). He was Director, VISA USA and VISA International; and Chairman and Director, Massachusetts Bankers Association. Mr. Madden served as Director, Depository Trust Corporation; and Director, The Boston Stock Exchange. Mr. Madden also served as a Representative to the Commonwealth of Massachusetts General Court.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Indefinite Term Began serving: November 1998	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Other Directorships Held: None.

Qualifications: Mr. Mansfield has served in several banking, business management and educational roles and directorship positions throughout his career. Mr. Mansfield previously served as Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).
Thomas M. O'Neill Birth Date: June 14, 1951 TRUSTEE Indefinite Term Began serving: October 2006	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Complex; Sole Proprietor, Navigator Management Company (investment and strategic consulting).

Other Directorships Held: None.

Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) and Other Directorships Held for Past Five Years, Previous Position(s) and Qualifications
P. Jerome Richey Birth Date: February 23, 1949 TRUSTEE Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Other Directorships Held: None.

Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey serves as Board Member, Epilepsy Foundation of Western Pennsylvania and Board member, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CONSOL Energy Inc. and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
John S. Walsh Birth Date: November 28, 1957 TRUSTEE Indefinite Term Began serving: November 1998	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Other Directorships Held: None.

Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
Officers
Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Officer since: January 1980	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.

Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd. and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Officer since: August 2002	Principal Occupations: Vice Chairman or Vice President of some of the funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer of the Federated Fund Complex. He is General Counsel and Vice President, Federated Investors, Inc.; President, Federated Administrative Services and Federated Administrative Services, Inc.; Vice President, Federated Securities Corp.; Secretary, Federated Private Asset Management, Inc.; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.

Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.

Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
Deborah A. Cunningham Birth Date: September 15, 1959 CHIEF INVESTMENT OFFICER Officer since: May 2004	Principal Occupations: Deborah A. Cunningham was named Chief Investment Officer of Federated's money market products in 2004. She joined Federated in 1981 and has been a Senior Portfolio Manager since 1997 and an Executive Vice President of the Fund's Adviser since 2009. Ms. Cunningham has received the Chartered Financial Analyst designation and holds an M.S.B.A. in Finance from Robert Morris College.

Standing Committees of the Board
The Board has also established three standing committees in connection with the governance of the Fund: an Executive Committee, an Audit Committee and a Nominating Committee. The current responsibilities of the standing Committees are as follows:
Executive Committee. The Executive Committee is comprised of three independent Trustees and, in between meetings of the full Board, generally may exercise all the powers of the full Board in the management and direction of the business and conduct of the affairs of the Fund in such manner as the Executive Committee shall deem to be in the best interests of the Fund. However, the Executive Committee cannot elect or remove Board members, increase or decrease the number of Trustees, elect or remove any officer of the Fund, declare dividends, issue shares or recommend to shareholders any action requiring shareholder approval. Currently, J. Christopher Donahue, Peter E. Madden and John S. Walsh serve on the Executive Committee. The Executive Committee held one meeting during the fiscal year ended February 29, 2016.
Audit Committee. The Board has adopted a written charter for the Audit Committee, a copy of which is available under “Fund Governance” in the “Products” section of Federated's website at FederatedInvestors.com. The Board has determined that the members of the Audit Committee are “independent.” An “independent” Audit Committee member may not, other than in their capacity as a member of the Audit Committee, the Board or any other Board committee, accept directly or indirectly any consulting, advisory or other compensatory fee from the Fund or be an Interested Trustee.
The current Audit Committee is comprised of four independent Trustees and oversees the accounting and financial reporting process of the Fund, the Fund's internal control over financial reporting and the quality, integrity and independent audit of the Fund's financial statements. The Audit Committee also oversees or assists the Board with the oversight of compliance of legal requirements relating to those matters, approves the engagement and reviews the qualifications, independence and performance of the Fund's independent registered public accounting firm, acts as a liaison between the independent registered public accounting firm and the Board and reviews the Fund's internal audit function. Currently, John T. Collins, G. Thomas Hough, Maureen Lally-Green and Thomas M. O'Neill serve on the Audit Committee. The Audit Committee held eight meetings during the fiscal year ended February 29, 2016.
Nominating Committee. The Board has adopted a written charter for the Nominating Committee, a copy of which is available under “Fund Governance” in the “Products” section of Federated's website at FederatedInvestors.com. The Nominating Committee, whose members consist of all Independent Trustees, selects and nominates persons for election to the Fund's Board when vacancies occur. The Nominating Committee will consider candidates recommended by shareholders, independent Trustees, officers or employees of any of the Fund's agents or service providers and counsel to the Fund. In identifying and evaluating candidates for consideration, the Nominating Committee shall consider such factors as it deems appropriate. Those factors will ordinarily include: integrity, intelligence, collegiality, judgment, diversity, skill, business and other experience, qualification as an Independent Trustee, the existence of material relationships which may create the appearance of a lack of independence, financial or accounting knowledge and experience and dedication and willingness to devote the time and attention necessary to fulfill Board responsibilities. The Nominating Committee held one meeting during the fiscal year ended February 29, 2016.
Any shareholder who desires to have an individual considered for nomination by the Nominating Committee must submit a recommendation in writing to the Secretary of the Fund, at the Fund's address, 4000 Ericsson Drive, Warrendale, PA 15086-7561. The recommendation should include the name and address of both the shareholder and the candidate and detailed information concerning the candidate's qualifications and experience. The Nominating Committee does not at this time have a formal process for identifying and evaluating nominees for Trustee. However, it is not anticipated that the process for evaluating a nominee would differ based on whether the nominee is recommended by a shareholder.
Following the Passport Transfer, the Board is expected to modify the current committee structure by establishing two standing committees in connection with the governance of the Fund: an Audit Committee and a Governance and Nominating Committee. The responsibilities of the Audit Committee are expected to remain the same following the Passport Transfer. The responsibilities of the Governance and Nominating Committee following the Passport Transfer are expected to be as follows:
Governance and Nominating Committee. The Governance and Nominating Committee would be comprised of all of the Independent Trustees. As set forth in its charter, the Governance and Nominating Committee would assist the Board in fulfilling its governance-related responsibilities, including making recommendations regarding the Board's size, composition, leadership structure, compensation, retirement and self-assessment, among other things. The Governance and Nominating

Committee would make recommendations regarding nominations for Independent Trustees and would consider candidates suggested by shareholders sent to the attention of the President of the Fund in writing together with the appropriate biographical information concerning each such proposed candidate. Such submissions by shareholders must comply with the notice provisions set forth in the Fund's By-Laws.
Factors Considered by the Trustees and Their Recommendation
The Trustee Nominees (as defined below) are individuals recommended by Edward Jones (1) each of whom is legally eligible to serve as a trustee of the Fund under the 1940 Act and (2) all but one of whom would not be an Interested Trustee.
Accordingly, shareholders are being asked to approve the Trustee Nominees listed herein. A plurality of the votes cast at the Special Meeting are required to elect the Trustee Nominees. A “plurality” is defined as more votes cast for than against each nominee. The Board, including all of the Independent Trustees, unanimously approved and now recommends that shareholders of the Fund approve the proposed Trustee Nominees. As part of its deliberations, in determining to approve the Trustee Nominees, the current Board considered, among other matters, the following information:
1.	Each of the Trustee Nominees is legally eligible to serve as a Fund trustee under the 1940 Act;
2.	All but one of the Trustee Nominees would be an Independent Trustee; and
3.	The individual Trustee qualifications noted in the chart below. In addition, the following characteristics are among those that were considered for each Trustee Nominee:
*	Outstanding skills in disciplines deemed by the current Independent Trustees to be particularly relevant to the role of Independent Trustee and to the Fund, including legal, accounting, business management, the financial industry generally and investment industry particularly;
*	Desire and availability to serve for a substantial period of time, taking into account the Board's current mandatory retirement age of 75 years;
*	Understanding and appreciation of the important role occupied by Independent Trustees in the regulatory structure governing registered investment companies; and
*	Diversity of background.
Information Regarding the Trustee Nominees
Each of the following persons has been nominated by the Board to serve as a Trustee (together, the “Trustee Nominees”). Each Trustee Nominee is being nominated to serve as a Trustee to the Fund for the first time. One of the Trustee Nominees, David Levenson, a principal at Edward Jones, would be considered to be an Interested Trustee, if elected. The remaining Trustee Nominees would be considered Independent Trustees, if elected.
Trustee Nominee Who Would Be an Interested Trustee
Name, Address* and Age	Position(s) To Be Held with Fund	Principal Occupations for Past Five Years, Other Directorships
David Levenson** Born: 1966	Trustee	Principal Occupations: Principal, Products & Services, Edward Jones
Other Directorships Held: Trustee for the Crohn's and Colitis Foundation of America, and Chairman of the Board of the Secure Retirement Institute
Previous Positions: President of the wealth management division of The Hartford.
Qualifications: Mr. Levenson has held a variety of leadership roles at Edward Jones and other financial services firms, and has served on the boards and committees of various non-profit organizations.
*	The address of each of the Trustees for correspondence is the address of the Fund.
**	David Levenson would be an “interested person” of the Fund as defined in the 1940 Act by reason of his affiliation with Edward Jones.

Trustee Nominees Who Would Be Independent Trustees
Name, Address* and Age	Position(s) To Be Held with Fund	Principal Occupations for Past Five Years, Other Directorships
David D. Sylvester Born: 1950	Trustee	Principal Occupations: Retired; Portfolio Manager, Wells, Fargo & Co. (1979-2015)

Other Directorships Held: None
Qualifications: Mr. Sylvester has extensive experience managing short-term funds and money market funds, and has held a variety of leadership roles in investment management firms.
Maureen Leary-Jago Born: 1957	Trustee	Principal Occupations: Retired; Senior Global Advisor, MFS (2004-2016)
Other Directorships Held: None
Qualifications: Ms. Leary-Jago has gained experience with multiple aspects of the investment management industry through various leadership roles at investment management firms and with an industry association.
Timothy Jacoby Born: 1952	Trustee	Principal Occupations: Retired; Partner, Deloitte & Touche Investment Management (2000-2014)

Other Directorships Held: Independent Director, Exchange Traded Concepts Trust, Exchange Listed Funds Trust
Qualifications: Mr. Jacoby has gained extensive public accounting and investment management experience through various leadership roles at audit and investment management firms, with industry associations and on the boards of other registered funds.
*	The address of each of the Trustees for correspondence is the address of the Fund.
Board Ownership of Shares in the Fund and in the Federated Family of Investment Companies as of September 26, 2016 (TO BE PROVIDED)
	Dollar Range of Shares Owned in Edward Jones Money Market Fund	Aggregate Dollar Range of Shares Owned in Federated Family of Investment Companies
Interested Board Member Name
J. Christopher Donahue
John B. Fisher
Independent Board Member Name
John T. Collins
G. Thomas Hough
Maureen Lally-Green
Peter E. Madden
Charles F. Mansfield, Jr.
Thomas M. O'Neill
P. Jerome Richey
John S. Walsh
Interested Board Member Nominee Name
David Levenson
Independent Board Member Nominee Name
David D. Sylvester
Maureen Leary-Jago
Timothy Jacoby

Currently, the Independent Trustees (and, following the Passport Transfer, the Independent Trustee Nominees) shall be entitled to compensation from the Fund for their services as Trustees. Pursuant to the Fund's Declaration of Trust, such compensation shall be determined from time to time by the vote of the Trustees, and the Trustees shall also determine the compensation of all officers, employees, consultants and agents whom they may elect or appoint.
The current Trustees of the Fund (except J. Christopher Donahue and John B. Fisher who receive no fee) receive an annual retainer of $100,000 for their services as Trustees. The following table reflects the compensation paid by the Fund to each current Trustee for the fiscal year ended February 29, 2016:
Name of Current Trustee	Aggregate Compensation from Fund (past fiscal year)	Total Compensation from Fund and Federated Fund Complex (past calendar year)
J. Christopher Donahue	$0.00	$0.00
John B. Fisher	$0.00	$0.00
John T. Collins	$12,648.89	$261,250.00
G. Thomas Hough	$8,499.46	$107,540.05
Maureen Lally-Green	$12,648.89	$261,250.00
Peter E. Madden	$15,560.69	$322,500.00
Charles F. Mansfield, Jr.	$11,498.99	$237,500.00
Thomas M. O'Neill	$12,949.24	$261,250.00
P. Jerome Richey	$11,498.99	$237,500.00
John S. Walsh	$13,242.82	$286,250.00
Director/Trustee Emeritus Program
The current Board has created a position of Director/Trustee Emeritus, whereby an incumbent Director/Trustee who has attained the age of 75 and completed a minimum of five years of service as a director/trustee, may, in the sole discretion of the Committee of Independent Directors/Trustees (“Committee”), be recommended to the full Board of Directors/Trustees of the Fund to serve as Director/Trustee Emeritus.
A Director/Trustee Emeritus that has been approved as such receives an annual fee in an amount equal to a percent of the annual base compensation paid to a Director/Trustee. Effective August 16, 2013, in the case of a Director/Trustee Emeritus who had previously served at least five years but less than 10 years as a Director/Trustee, the percent will be 10%. In the case of a Director/Trustee Emeritus who had previously served at least 10 years as a Director/Trustee, the percent will be 20%. Directors/Trustees Emeritus appointed prior to August 16, 2013, are paid 20% of the annual base compensation. In addition, the Director/Trustee Emeritus will be reimbursed for any expenses incurred in connection with their service, including expenses of travel and lodging incurred in attendance at Board meetings. A Director/Trustee Emeritus will continue to receive relevant materials concerning the Fund, will be expected to attend at least one regularly scheduled quarterly meeting of the Board of Directors/Trustees each year and will be available to consult with the Committees or its representatives at reasonable times as requested by the Chairman; however, a Director/Trustee Emeritus does not have any voting rights at Board meetings and is not subject to election by shareholders of the Fund.
A Director/Trustee Emeritus will be permitted to serve in such capacity at the pleasure of the Committee, but the annual fee will cease to be paid at the end of the calendar year during which he or she has attained the age of 80 years, thereafter the position will be honorary.

The following table shows the fees paid to each Director/Trustee Emeritus for the Fund's most recently ended fiscal year and the portion of that fee paid by the Fund or Trust.1
1	The fees paid to each Director/Trustee are allocated among the funds that were in existence at the time the Director/Trustee elected Emeritus status, based on each fund's net asset at that time.
Emeritus Trustees and Compensation
Trustee Emeritus	Compensation From Fund (past fiscal year)	Total Compensation Paid to Trustee Emeritus[1]
John F. Donahue Chairman Emeritus	$0.00	$0.00
John T. Conroy, Jr.	$2,449.00	$47,500.00
Nicholas Constantakis	$2,449.00	$47,500.00
Robert J. Nicholson	$2,449.00	$47,411.19
James F. Will	$2,449.00	$47,500.00
The Emeritus Trustees will not serve in such capacity following the Passport Transfer.
Communicating with the Board
Any shareholder who wishes to send a communication to the Board should send the communication to the attention of John W. McGonigle, Secretary of the Fund, at 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561. If a shareholder wishes to send a communication directly to a Trustee or to a committee of the Board, then the communication should be specifically addressed to such individual Trustee or committee and sent in care of the Secretary at the same address.
After reviewing the communication, the Secretary will then immediately forward the communication to the Board, the individual Trustee or to the committee, as applicable.
The Fund does not have a policy regarding attendance by Board members at special meetings, and it is not anticipated that any members of the Board will attend the Special Meeting.
Required Vote
Election of each Trustee Nominee requires a plurality of the votes cast at the Special Meeting. A “plurality” is defined as more votes cast for than against each nominee.
If the Passport Transfer is not consummated, the Trustee Nominees will not serve as trustees and the current Trustees will continue to serve as trustees of the Fund.
THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 1.
PROPOSAL #2 - APPROVAL OF NEW ADVISORY AGREEMENT BETWEEN THE FUND AND PASSPORT
Introduction
Currently, Passport serves as the investment adviser to the Fund pursuant to an Advisory Agreement between the Fund and Passport. Passport, a Pennsylvania limited partnership, is registered as an investment adviser under the Advisers Act, as amended, and is located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. Passport conducts investment research and makes investment decisions for the Fund. FIMCO and Edward Jones, as partners of Passport, allocate the expenses and revenues of the partnership according to a mutually agreed-upon formula. As explained in more detail below, the shareholders are being asked to approve a new Advisory Agreement between the Fund and Passport.
Section 15(a) of the 1940 Act provides, in pertinent part, that “it shall be unlawful for any person to serve or act as an investment adviser of a registered investment company, except pursuant to a written contract, which contract, whether with such registered company or with an investment adviser of such registered company, has been approved by the vote of a majority of the outstanding voting securities of such registered company.”

In addition to the shareholder approval requirement, Section 15(a)(4) of the 1940 Act provides that no person may serve as an investment adviser to a registered investment company except pursuant to a written contract that provides for its automatic termination upon “assignment”; and the current Advisory Agreement between the Fund and Passport contains a provision, pursuant to the 1940 Act, providing that the agreement will terminate automatically in the event of its “assignment.” Under the 1940 Act, a change in control of an investment adviser results in an assignment and termination of the adviser's investment advisory contract. As the Passport Transfer would constitute a change of control of Passport, the existing Advisory Agreement would automatically terminate upon the closing of the Passport Transfer. Therefore, a new Advisory Agreement, which must be approved by Fund shareholders, is necessary.
Accordingly, shareholders are being asked to approve the new Advisory Agreement between the Fund and Passport in connection with the Passport Transfer. A copy of the new Advisory Agreement is attached to this proxy statement as Exhibit A.
Information Concerning Passport Today
Currently, Passport is a joint venture between FIMCO and Edward Jones. FIMCO is the general partner of Passport and currently owns a 50.5% general partnership interest in Passport. Edward Jones is the limited partner of Passport and currently owns a 49.5% limited partnership interest in Passport.
The Passport Transfer and Terms of Proposed Structure Post-Transfer
The Board of Directors of Federated has previously approved the Passport Transfer. FIMCO and Passport are registered investment advisers under the Advisers Act. Pursuant to the Passport Transfer, FIMCO will transfer its general partnership interest in Passport to Passport Holdings, a wholly owned subsidiary of Jones Financial, and Passport Holdings will become the sole general partner of Passport. In addition, as part of the Passport Transfer, Edward Jones will assign its interest as the limited partner of Passport to Jones Financial so that Jones Financial will be the sole limited partner of Passport. Following the Passport Transfer, Passport will remain as investment adviser for the Fund, and FIMCO will be sub-adviser for the Fund (subject to shareholder approval as described below and in Proposal #3).
Under the new Advisory Agreement, Passport will supervise investments of the Fund in accordance with the Fund's investment objectives, policies and restrictions. In its role as investment adviser, Passport will have full discretionary authority to manage the investment of the Fund's assets, including purchasing, holding or selling the securities and other assets of the Fund, selecting brokers, dealers and other intermediaries, settling and allocating trades, aggregating trades and seeking to obtain best execution.
In addition, under the Advisory Agreement and pursuant to the Multi-Manager Structure, Passport will have full authority to retain sub-advisers to provide certain investment advisory services to the Fund, subject to the approval of the Board and the requirements of the 1940 Act.
Although the Passport Transfer will change the ownership structure of Passport, the team of individuals providing investment advisory services to the Fund is expected to be substantially similar to the team that provided such services prior to the Passport Transfer, because, as described below and in Proposal #3, FIMCO would be, subject to shareholder approval, appointed as sub-adviser for the Fund following the Passport Transfer.
The following table lists the name and principal occupation of the principal executive officer of Passport, John B. Fisher. Mr. Fisher's address is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. Mr. Fisher is an Interested Trustee of the Fund.
Name Title	Principal Occupation(s)
John B. Fisher PRESIDENT/CEO	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Complex; Director or Trustee of certain of the Funds in the Federated Fund Complex; Vice President, Federated Investors, Inc.; President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.
Factors Considered by the Current Trustees and Their Recommendation
As noted above, the 1940 Act, provides, in substance, that for a fund to enter into an investment advisory agreement with an investment adviser, the fund's board of trustees, including a majority of the Independent Trustees, must approve the agreement and its terms at an in-person meeting called for the purpose of considering such approval.

At a meeting of the Board held on August 9–12, 2016, the Board, including all of the Independent Trustees, unanimously approved and recommends that shareholders of the Fund approve the proposed new Advisory Agreement. As part of its deliberations, in determining to approve the new Advisory Agreement in connection with the Passport Transfer, the Board considered various information provided by FIMCO and Jones Financial regarding the terms of the new Advisory Agreement and the services to be provided thereunder.
In voting to approve the new Advisory Agreement and recommend approval of the Advisory Agreement by shareholders of the Fund, the Board relied upon the recommendation of FIMCO and the diligence that FIMCO had performed. The Board met with representatives from each of FIMCO and Jones Financial to discuss the terms of the new Advisory Agreement, the overall impact of the Passport Transfer on the management of the Fund and the plans of Jones Financial, Passport and FIMCO for managing the Fund upon the closing of the Passport Transfer and the implementation of the new Advisory Agreement and the new Sub-Advisory Agreement.
In addition to the information received and considered with respect to the new Advisory Agreement, the Board considered other relevant information received at prior meetings of the Board and its committees relating to the management of the Fund, including information provided to the Board in connection with the annual contract review process (the “annual contract renewal process”). Such information was reviewed most recently at the Board's May 2016 meeting where the Board approved the continuation of the current Advisory Agreement between Passport and the Fund.
The information that the Board considered at its meetings in August and/or in connection with the annual contract renewal process included, among other things, the following:
1.	The Passport Transfer would constitute a change of control of Passport and would automatically terminate the current Advisory Agreement between the Fund and Passport;
2.	Comparative fee information relating to the advisory fee to be paid under the new Advisory Agreement, including the proposed reduction in the Fund's investment advisory fee to 0.20% of the Fund's average daily net assets (as described below);
3.	Information regarding the overall expenses of the Fund, which will include a Rule 12b-1 fee, as discussed below in Proposal #4, with the Board noting that the overall expenses of the Fund are expected to be lower following the Passport Transfer due to the expected implementation of an Expense Limitation Agreement between Passport and the Fund;
4.	Information regarding the performance of the Fund over recent periods as compared to similar funds;
5.	Information regarding the nature, extent and quality of services, with the Board noting that the investment personnel providing day-to-day portfolio management services are expected to remain substantially the same, particularly in light of the implementation of the new Sub-Advisory Agreement;
6.	Information regarding the investment management capabilities and the oversight services that will be provided by Passport under the new Advisory Agreement, including information regarding operational and compliance resources and capabilities;
7.	Information regarding the senior leadership at Passport and Jones Financial, as well as the Board of Trustees that would oversee the Fund upon the closing of the Passport Transfer; and
8.	Information regarding performance of, and fees charged to, other mutual funds and Passport's profitability with respect to the Fund for the prior year under the current Advisory Agreement and information regarding economies of scale.
At its meeting in August 2016, the Board also reviewed the new Advisory Agreement with the Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to other Federated funds. The Board noted that, in light of the change in control, certain of the foregoing information was more relevant in the context of its annual contract renewal process, including information regarding profitability and economies of scale, particularly in light of the fee reduction and the proposed new Sub-Advisory Agreement with FIMCO.
The Board also considered, to any extent the provisions may be deemed applicable, the provisions of Section 15(f) of the 1940 Act, which provides, in effect, that the investment adviser of a registered investment company, or an affiliated person of such adviser, may receive any amount or benefit in connection with the sale of securities of, or a sale of any other interest in, such adviser provided that two conditions are satisfied. First, an “unfair burden” must not be imposed on the investment company as a result of the sale or any express or implied terms, conditions or understandings applicable thereto. The term

“unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the predecessor or successor investment adviser, or any “interested person” (as defined in the 1940 Act) of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services), or from the investment company or its securities holders (other than fees for bona fide investment advisory and other services). The Board was advised that neither Federated nor Edward Jones was aware of any circumstances relating to the Passport Transfer that might result in the imposition of an “unfair burden” on the Fund. The second condition of Section 15(f) is that, during the three-year period immediately following the transaction, at least 75% of the investment company's board of trustees must not be “interested persons” of the predecessor or successor investment adviser. The Board currently satisfies and, subject to shareholder approval of the new trustees under Proposal #1, intends to continue to satisfy this condition.
The Board based its decision to approve the new Advisory Agreement on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Board's deliberation, nor did the Board consider any one of them to be determinative. On the basis of the foregoing, and other relevant factors and information considered by the Board, the Board, including all of the Independent Trustees, unanimously approved the new Advisory Agreement and recommends that shareholders approve the new Advisory Agreement.
Key Terms of the Current Advisory Agreement and New Advisory Agreement
The current Advisory Agreement was approved by the Fund's initial shareholder on August 1, 1989. Under the current Advisory Agreement, Passport receives an annual investment advisory fee based on the Fund's average daily net assets as follows:
Average Daily Net Assets	Advisory Fee
Up to $500 million	0.500%
$500 million but less than $1 billion	0.475%
$1 billion but less than $1.5 billion	0.450%
$1.5 billion but less than $2 billion	0.425%
$2 billion and over	0.400%
For the fiscal year ended February 29, 2016, the aggregate amount of Passport's investment advisory fee was $58,452,178 and Passport voluntarily waived $45,276,789 of this fee.
Pursuant to the new Advisory Agreement, Passport would also provide certain administrative services to the Fund, including fund administration, financial reporting and compliance services. Under the new Advisory Agreement, the Fund would pay Passport an aggregate fee for both its advisory and administrative services. The new Advisory Agreement will provide for payment to Passport by the Fund of an annual fee of 0.20% of the Fund's average daily net assets. For the purposes of determining compensation under the new Advisory Agreement, the Fund will be deemed to have paid Passport and Passport will be deemed to have received an amount equal to any payment made by the Fund directly to FIMCO/FAS in their roles as sub-adviser/sub-administrator of the Fund (as discussed below in Proposal #3).
In addition, the Board approved at its August 2016 Board Meeting an Expense Limitation Agreement between the Fund and Passport, pursuant to which Passport has agreed to limit the Fund's total annual operating expenses to an annual rate of 0.72% of the Fund's average annual net assets. Under this agreement, Passport will limit the Fund's expenses to such cap by (i) waiving all or a portion of the investment advisory fee payable to Passport by the Fund pursuant to the new Advisory Agreement, and (ii) to the extent such fee waiver by itself is insufficient, reimbursing the Fund for the portion of such total annual operating expenses that is in excess of the cap for such fiscal year. This Expense Limitation Agreement does not require shareholder approval and is expected to be effective following the Passport Transfer. Based on the new Advisory Agreement and the Expense Limitation Agreement, the Fund's total expenses following the Passport Transfer are expected to be as follows:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investment Shares		Retirement Shares
Management Fee		0.20%		0.20%
Distribution (12b-1) Fee		0.25%		0.25%
Other Expenses		0.27%		0.27%
Shareholder Servicing Fees	0.15%		0.15%
Other Operating Expenses	0.12%		0.12%
Total Annual Fund Operating Expenses		0.72%		0.72%
Under the new Advisory Agreement, it is proposed that Passport will have the ability, with the approval of the Board, to hire a sub-adviser or materially amend a sub-advisory agreement on behalf of the Fund without obtaining shareholder approval, subject to certain conditions, pursuant to the exemptive relief, and related shareholder approval, discussed below in Proposal #5.
Similar to the current Advisory Agreement, each of the Fund and Passport will bear its respective costs and expenses of performing its obligations under the new Advisory Agreement. The Fund shall reimburse Passport (or, as applicable, FIMCO/FAS as sub-adviser/sub-administrator) for its reasonable out-of-pocket expenses incurred in connection with the Advisory Agreement. In addition, the Fund will reimburse Passport (or, as applicable, FIMCO/FAS) for any other reasonable expenses not contemplated by the new Advisory Agreement that Passport (or, as applicable, FIMCO/FAS) may incur on the Fund's behalf, at the Fund's request or with the Fund's consent. With respect to the Fund's operations, Passport will be responsible for (1) providing the personnel, office space and equipment reasonably necessary to perform its obligations under the new Advisory Agreement; and (2) the costs of any special Board meeting or shareholder meetings convened for the primary benefit of Passport.
Under both the current and new Advisory Agreement, no provision of the Advisory Agreement may be changed, waived or discharged orally, but may be changed, waived or discharged only by an instrument in writing signed by all parties and only in accordance with the provisions of the 1940 Act and any rules and regulations promulgated thereunder.
Under the new Advisory Agreement, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the obligations and duties on the part of Passport, Passport would not be subject to liability for any act or omission in the course of, or connected with, rendering services under the new Advisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security, including, for any error of judgment, for any mistake of law or any other act or omission by Passport. This standard of care under the new Advisory Agreement is substantially similar to that under the current Advisory Agreement.
The current Advisory Agreement and the new Advisory Agreement may continue from year to year after an initial two year term, if specifically approved at least annually by the Board, or by vote of the holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund, and by the vote of a majority of the Trustees who are not “interested trustees” of the Fund who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The current Advisory Agreement was reviewed and approved by the Board at its May 2016 meeting.
Each of the current Advisory Agreement and the new Advisory Agreement will, pursuant to its terms, terminate automatically in the event of its “assignment” (as defined in the 1940 Act) and may be terminated (i) by the Fund, by the Board or by vote of a majority of the outstanding voting securities of the Fund at any time without payment of any penalty, upon sixty (60) days' written notice to Passport; and (ii) by Passport upon sixty (60) days' written notice to the Fund.
Required Vote
Approval of the new Advisory Agreement requires the affirmative vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund, as of the Record Date. Under both the 1940 Act and the Fund's Declaration of Trust, the favorable vote of a “majority of the outstanding voting securities” of the Fund means: (a) the holders of 67% or more of the outstanding voting securities present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) the vote of the holders of more than 50% of the outstanding voting securities, whichever is less.

If the new Advisory Agreement is approved by shareholders of the Fund, it will become effective upon termination of the current Advisory Agreement in accordance with its terms, which would occur upon consummation of the Passport Transfer. If the Passport Transfer is not consummated, the current Advisory Agreement will remain in effect until otherwise terminated in accordance with its terms. If the new Advisory Agreement is not approved by the shareholders of the Fund, the current Advisory Agreement will remain in effect until terminated in accordance with its terms and the Board will consider whether to pursue alternative action.
THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 2.
PROPOSAL #3 - APPROVAL OF NEW SUB-ADVISORY AGREEMENT AMONG PASSPORT, FIMCO, FAS AND THE FUND
Introduction
Currently, the Fund does not have an investment sub-adviser and is not party to an investment sub-advisory agreement. As part of the Passport Transfer, FIMCO will be transferring its current general partnership interest in Passport to Passport Holdings. Subject to shareholder approval, Passport will remain as investment adviser for the Fund and FIMCO will be appointed as sub-adviser for the Fund pursuant to the new Sub-Advisory Agreement.
As discussed above, Section 15(a) of the 1940 Act provides that “it shall be unlawful for any person to serve or act as an investment adviser of a registered investment company, except pursuant to a written contract, which contract, whether with such registered company or with an investment adviser of such registered company, has been approved by the vote of a majority of the outstanding voting securities of such registered company.” These shareholder approval requirements also include investment sub-advisers.
Accordingly, shareholders are being asked to approve the new Sub-Advisory Agreement among Passport, FIMCO, FAS and, solely for the purposes of Paragraph 16 (“Sub-Advisory and Sub-Administrative Services Fee”), the Fund, in connection with the Passport Transfer. A copy of the proposed Sub-Advisory Agreement is attached to this proxy statement as Exhibit B.
Proposed Structure Post-Passport Transfer
Absent the new Sub-Advisory Agreement, FIMCO and its employees who currently serve as portfolio managers of the Fund, would not be able to continue to provide investment advisory services with respect to the Fund following the Passport Transfer. At its August 2016 Board Meeting, the Board approved the new Sub-Advisory Agreement among Passport, FIMCO, FAS and the Fund.
The Passport Transfer is not expected to result in any change to the day-to-day management of the Fund's investment portfolio, because FIMCO will be, subject to shareholder approval, appointed as sub-adviser for the Fund following the Passport Transfer. Subject to shareholder approval of Proposal #5 (“Approval of the Multi-Manager Structure”), the Fund would generally be allowed to, with the approval of the Board, enter into or materially amend a sub-advisory agreement with unaffiliated sub-advisers on behalf of the Fund without obtaining shareholder approval, and Passport may rely on the “manager-of-managers” order to enter into the new Sub-Advisory Agreement if Proposal #3 (Approval of New Sub-Advisory Agreement Among Passport, FIMCO, FAS and the Fund) is not approved.
The following table lists the name, address and principal occupation of the principal executive officers and directors of FIMCO. The addresses for all those listed, except Mark D. Olson, is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. Mr. Olson's address is 500 Delaware Avenue, Suite 1500, Wilmington, DE 19801-1494. Messrs. J. Christopher Donahue and John B. Fisher are Interested Trustees of the Fund.
Name Title	Principal Occupation(s)
J. Christopher Donahue DIRECTOR and CHAIRMAN	Principal Occupations: Principal Executive Officer and President of certain of the funds in the Federated Fund Complex; Director or Trustee of the funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Name Title	Principal Occupation(s)
Thomas B. Donahue DIRECTOR and TREASURER	Principal Occupations: Director or Trustee of certain funds in the Federated Fund Complex; Chief Financial Officer, Treasurer, Vice President and Assistant Secretary, Federated Investors, Inc.; Chairman and Trustee, Federated Administrative Services; Chairman and Director, Federated Administrative Services, Inc.; Trustee and Treasurer, Federated Advisory Services Company; Director or Trustee and Treasurer, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, and Federated Investment Management Company; Director, MDTA LLC; Treasurer, Passport Research, LTD; Director, Executive Vice President and Assistant Secretary, Federated Securities Corp.; Director or Trustee and Chairman, Federated Services Company and Federated Shareholder Services Company; and Director and President, FII Holdings, Inc.
John B. Fisher DIRECTOR and PRESIDENT/CEO	Principal Occupations: Principal Executive Officer and President of certain of the funds in the Federated Fund Complex; Director or Trustee of certain of the funds in the Federated Fund Complex; Vice President, Federated Investors, Inc.; President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the funds in the Federated Fund Complex and Director, Federated Investors Trust Company.
Mark D. Olson DIRECTOR	Principal Occupations: Principal of the firm, Mark D. Olson & Company, L.L.C. and Partner, Morris James LLP
Factors Considered by the Current Trustees and Their Recommendation
As noted above, the 1940 Act provides, in substance, that for a fund to enter into an investment advisory agreement, (including a sub-advisory agreement) with an investment adviser, the fund's board of trustees, including a majority of the Independent Trustees, must approve the agreement and its terms at an in-person meeting called for the purpose of considering such approval.
At a meeting of the Board held on August 9–12, 2016, the Board, including all of the Independent Trustees, unanimously approved and recommends that shareholders of the Fund approve the new Sub-Advisory Agreement. As part of its deliberations, in determining to approve the new Sub-Advisory Agreement in connection with the Passport Transfer, the Board considered various information provided by FIMCO regarding the terms of the new Sub-Advisory Agreement and the services to be provided thereunder.
In voting to approve the new Sub-Advisory Agreement and recommend approval of the Sub-Advisory Agreement by shareholders of the Fund, the Board requested and received information from and met with representatives from FIMCO to discuss the terms of the new Sub-Advisory Agreement, as well as the overall impact of the Passport Transfer on the management of the Fund. The Board considered the new Sub-Advisory Agreement in the context of the overall changes that would be implemented in connection with the Passport Transfer, including the implementation of the new Advisory Agreement with Passport. The Board considered the plans of Jones Financial, Passport and FIMCO for managing the assets of the Fund upon the closing of the Passport Transfer and the implementation of the new Advisory Agreement and the new Sub-Advisory Agreement.
In addition to the information received and considered with respect to the new Sub-Advisory Agreement, the Board considered other relevant information received at prior meetings of the Board and its committees relating to the management of the Fund, including information provided to the Board in connection with the annual contract review process (the “annual contract renewal process”). Such information was reviewed most recently at the Board's May 2016 meeting where the Board approved the continuation of the current Advisory Agreement between Passport and the Fund, pursuant to which FIMCO investment professionals currently manage the assets of the Fund.
The information that the Board considered at its meetings in August and/or in connection with the annual contract renewal process included, among other things, the following:
1.	Under the proposed new Sub-Advisory Agreement, FIMCO's sub-advisory fees will be paid directly to FIMCO by the Fund, but the Fund will receive a dollar-for-dollar credit against amounts owed to Passport under the new Advisory Agreement;
2.	Information regarding the overall advisory fees and total expenses to be paid by the Fund, including with regard to fee reduction arrangements;
3.	Information regarding the nature, extent and quality of services, with the Board noting that the FIMCO portfolio management team currently responsible for the day-to-day management of the Fund's portfolio is expected to be substantially similar to the portfolio management team that would provide sub-advisory services with respect to the Fund following the Passport Transfer;

4.	Information regarding the performance of the Fund over recent periods as compared to similar funds; and
5.	Information regarding other administrative services to be provided under the Sub-Advisory Agreement, as described elsewhere in this proxy statement.
The Board based its decision to approve the new Sub-Advisory Agreement on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Board's deliberation, nor did the Board consider any one of them to be determinative. On the basis of the foregoing, and other relevant factors and information considered by the Board, the Board, including all of the Independent Trustees, unanimously approved the new Sub-Advisory Agreement and recommends that shareholders approve the new Sub-Advisory Agreement.
Key Terms of the New Sub-Advisory Agreement
Under the proposed Sub-Advisory Agreement, FIMCO, subject to the supervision of Passport and the Fund's Board and in accordance with the Fund's investment objective, policies and restrictions, identifies investments suitable for the Fund, makes investment decisions, and places purchase and sale orders. The proposed agreement provides that FIMCO will manage continuously the assets of the Fund in a manner consistent with the Fund's investment objective and policies.
Under the agreement, in addition to managing the Fund's portfolio, FIMCO/FAS will maintain certain of the Fund's records. FIMCO/FAS will also furnish such office space, facilities and equipment as it may reasonably require in providing its services pursuant to the Sub-Advisory Agreement. FIMCO/FAS pays the salaries of all of its personnel.
The Sub-Advisory Agreement will provide payment to FIMCO/FAS by the Fund of an annual investment sub-advisory/sub-administrative services fee of 0.04% of the Fund's average daily net assets for the provision of sub-advisory services and certain administrative services. Under the proposed Sub-Advisory Agreement, the fees of FIMCO/FAS are the sole responsibility of the Fund, although the Fund will receive a dollar-for-dollar credit against amounts owed to Passport under the Advisory Agreement.
Passport and other subsidiaries of Federated advise approximately 123 equity, fixed-income and money market funds as well as a variety of other pooled investment vehicles, private investment companies, and customized separately managed accounts (including non-U.S./offshore funds), which totaled approximately $367.2 billion in assets as of June 30, 2016.
The following table identifies, as of June 30, 2016, each registered investment company, or series thereof advised by FIMCO that has a similar investment objective to the Fund and the size of each such fund. The other government money market funds listed in the table are distinguished from the Fund in that FIMCO acts as the investment adviser to these funds where it is proposed that, following the Passport Transfer, FIMCO, subject to the supervision of Passport would act as sub-adviser to the Fund. As such, the terms of such agreements, including the services and fees paid thereunder, may differ. The table also identifies the rate of FIMCO's compensation and whether FIMCO waived, reduced or otherwise agreed to reduce its compensation under the applicable investment management agreements for such funds. The table sets forth this information by first identifying, under the heading “General Fund Information,” the date on which the last fiscal year of each fund ended, the assets of each fund as of June 30, 2016, and the investment advisory fee stated in each fund's advisory contract for each fund's last fiscal year. Under the heading “Advisory Fee Information for Last Fiscal Year,” the table sets forth, first as a percentage of assets for each fund, the average waiver of gross investment advisory fees and the average net investment advisory fees (which are the gross fees less the average waivers), in each case for each fund's last fiscal year. The table then sets forth, in dollars for each fund, the gross investment advisory fees payable to FIMCO by the fund, the waiver of the gross investment advisory fees, and the net investment advisory fees retained by FIMCO from the fund (which are the gross fees less the waivers), in each case for each fund's last fiscal year.
	Federated Government Reserves Fund	Federated Treasury Obligations Fund	Federated Government Obligations Fund	Federated Trust for U.S. Treasury Obligations	Federated Government Obligations Tax-Managed Fund	Federated Government Money Fund II	Federated U.S. Treasury Cash Reserves
GENERAL FUND INFORMATION
Date of Which Last Fiscal Year End	7/31/16	7/31/16	7/31/16	7/31/16	7/31/16	12/31/15	4/30/16
Assets as of 6/30/16	$[__]	$[__]	$[__]	$[__]	$[__]	$[__]	$[__]

	Federated Government Reserves Fund	Federated Treasury Obligations Fund	Federated Government Obligations Fund	Federated Trust for U.S. Treasury Obligations	Federated Government Obligations Tax-Managed Fund	Federated Government Money Fund II	Federated U.S. Treasury Cash Reserves
Gross Investment Advisory Fee (%) under Investment Advisory Contract	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%
ADVISORY FEE INFORMATION FOR LAST FISCAL YEAR
Waiver of Gross Investment Advisory Fee (%)[1]	[__]%	[__]%	[__]%	[__]%	[__]%	[__]%	[__]%
Net Investment Advisory Fee (%)[1]	[__]%	[__]%	[__]%	[__]%	[__]%	[__]%	[__]%
Gross Investment Advisory Fee ($)[1]	$[__]	$[__]	$[__]	$[__]	$[__]	$[__]	$[__]
Waiver of Gross Investment Advisory Fee ($)[1]	$[__]	$[__]	$[__]	$[__]	$[__]	$[__]	$[__]
Net Investment Advisory Fee ($)[1]	$[__]	$[__]	$[__]	$[__]	$[__]	$[__]	$[__]
1	The percentages and dollar figures (as applicable) shown in the table above are based on the advisory fees earned or waived by FIMCO as adviser to the funds identified above for each fund's last fiscal year. The rate at which such advisory fees are earned or waived during a fiscal year may not be constant and, at any point, may be (or may have been) greater or less than the stated average percentage or dollar figure. FIMCO may terminate any voluntary waivers of advisory fees at any time.
Currently, under an Administrative Services Agreement between FAS and the Fund, FAS provides the Fund with administrative personnel and services. For the fiscal year ended February 29, 2016, FAS waived $286,011 of its fee for such services and the net fee paid to FAS was 0.076% of average daily net assets of the Fund, totaling approximately $10,904,153. Following the Passport Transfer, as discussed herein, FAS will continue to provide similar sub-administrative services to the Fund.
Nothing in the proposed Sub-Advisory Agreement will alter the allocation of expenses and costs agreed upon between the Fund and Passport in the new Advisory Agreement. Each of the parties will bear its respective costs and expenses of performing its obligations under the new Sub-Advisory Agreement. Passport will reimburse (or cause the Fund to reimburse) FIMCO/FAS for any other reasonable expenses not contemplated by the new Sub-Advisory Agreement that FIMCO/FAS may incur on Passport's or the Fund's behalf, or Passport's or the Fund's request, or with Passport's or the Fund's consent. Under the proposed Advisory Agreement, for the purposes of compensation payable to Passport, the Fund will be deemed to have paid Passport and Passport will be deemed to have received an amount equal to any payment made by the Fund directly to FIMCO/FAS under this proposed Sub-Advisory Agreement.
Under the new Sub-Advisory Agreement, no provision of the Sub-Advisory Agreement may be changed, waived or discharged orally, but may be changed, waived or discharged only by an instrument in writing signed by all parties and only in accordance with the provisions of the 1940 Act and any rules and regulations promulgated thereunder.

Under the new Sub-Advisory Agreement, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the obligations and duties on the part of FIMCO or FAS, neither FIMCO nor FAS will be subject to liability for any act or omission in the course of, or connected with, rendering services under the new Sub-Advisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security, including, for any error of judgment, for any mistake of law or any other act or omission by FIMCO or FAS.
The new Sub-Advisory Agreement may continue from year to year after an initial two year term, if specifically approved at least annually by the Board or by vote of the holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund and by the vote of a majority of the Trustees who are not “interested trustees” of the Fund who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.
The new Sub-Advisory Agreement will, pursuant to its terms, terminate automatically in the event of its “assignment” (as defined in the 1940 Act) and may be terminated (i) by FIMCO/FAS upon sixty (60) days' written notice to Passport and the Fund; and (ii) by Passport or the Fund, by the Board or by vote of a majority of the outstanding voting securities of the Fund at any time without payment of any penalty, upon sixty (60) days' written notice to FIMCO/FAS. However, in connection with the Passport Transfer, Edward Jones has agreed, in general, to make certain payments to FIMCO/FAS if, during the initial two-year term of the new Sub-Advisory Agreement (i) the new Sub-Advisory Agreement is terminated, or (ii) the annual fees paid pursuant to the new Sub-Advisory Agreement fall below 0.04% of the average daily net assets of the Fund; provided, in either case, that FIMCO is not disqualified from acting as a sub-adviser to a registered investment company under the 1940 Act, and that FIMCO and FAS have not materially breached the new Sub-Advisory Agreement by violating the standard of care described above. While Edward Jones would pay any such fee out of its own resources (and not out of the advisory fee earned by Passport), the agreement between Edward Jones and FIMCO may present a conflict of interest that affects Passport's ability to oversee FIMCO, and, in particular, may disincentivize Passport from recommending the termination of FIMCO, during the initial two-year term of the new Sub-Advisory Agreement.
Required Vote
Approval of the new Sub-Advisory Agreement requires the affirmative vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund, as of the Record Date. Under both the 1940 Act and the Fund's Declaration of Trust, the favorable vote of a “majority of the outstanding securities” of the Fund means: (a) the holders of 67% or more of the outstanding voting securities present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) the vote of the holders of more than 50% of the outstanding voting securities, whichever is less.
If the new Sub-Advisory Agreement is approved by shareholders of the Fund, it will become effective upon consummation of the Passport Transfer. If the Passport Transfer is not consummated and the ownership structure and investment advisory arrangement for Passport remains in place, FIMCO personnel will continue to manage the Fund as employees of Passport. If the new Sub-Advisory Agreement is not approved by the shareholders of the Fund and Proposal #5 (Approval of the Multi-Manager Structure) is not approved by the shareholders of the Fund, the Board will consider whether to pursue alternative action.
THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 3.
PROPOSAL #4 - APPROVAL OF NEW RULE 12b-1 PLAN
Introduction
Under the current distribution agreement between the Fund and its distributor, Federated Securities Corp., the shares of the Fund are offered on a continuous, best-efforts basis exclusively through Edward Jones to its customers. The Fund is sold largely as a “sweep” investment for otherwise uninvested cash in Edward Jones' customers' brokerage accounts. Edward Jones currently takes primary responsibility for marketing shares to its customers. Following the Passport Transfer, Edward Jones will be appointed as the Fund's distributor, pursuant to a new distribution agreement approved by the Board in accordance with Section 15(b) of the 1940 Act and which is not required to be approved by shareholders.
In addition, after the Passport Transfer, it is being proposed that the Fund adopt a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “Rule 12b-1 Plan”), which would apply to both the Investment Shares and Retirement Shares of the Fund. Pursuant to such a plan, the Fund may compensate third parties for providing distribution and shareholder services with respect to the Fund's shares. Currently, the Fund is not subject to a Rule 12b-1 Plan.

Rule 12b-1, adopted by the SEC under the 1940 Act, governs the adoption of distribution plans. The rule provides, among other things, that an investment company may not engage directly or indirectly in financing any activity which is primarily intended to result in the sale of its shares except pursuant to a written plan adopted in accordance with the rule, and which contains certain provisions that have been approved by a majority of the Independent Trustees and shareholders. These fees are intended to compensate the Fund's distributor, which following the Passport Transfer, will be Edward Jones.
Accordingly, shareholders are being asked to approve the new Rule 12b-1 Plan in connection with the Passport Transfer. A copy of the proposed Rule 12b-1 Plan is attached to this proxy statement as Exhibit C.
Proposed Structure Post-Passport Transfer
Under the new Rule 12b-1 Plan, the Fund would pay 0.25% of its average daily net assets to finance any activity primarily intended to result in the sale of the Fund's shares or the provision of certain shareholder services.
If approved by shareholders, the new Rule 12b-1 Plan and any related agreement would take effect after the Passport Transfer, and may continue thereafter from year to year if specifically approved at least annually by vote of a majority of both (a) the Trustees and (b) the Trustees who are not “interested persons” of the Fund and have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or in any agreements related to the Rule 12b-1 Plan, (“Qualified Trustees”), cast in person at a meeting called for such purpose.
Factors Considered by the Trustees and Their Recommendation
The Board, including all of the Independent Trustees, unanimously approved and now recommends that shareholders of the Fund approve the proposed Rule 12b-1 Plan. As part of its deliberations, in determining to approve the proposed agreements in connection with the Passport Transfer, the Board considered, among other matters, the following information:
1.	Rule 12b-1, adopted by the SEC under the 1940 Act, governs the adoption of distribution plans and provides, among other things, that an investment company may not engage directly or indirectly in financing any activity which is primarily intended to result in the sale of its shares except pursuant to a written plan adopted in accordance with Rule 12b-1;
2.	The proposed Rule 12b-1 Plan is specifically designed to finance the activities of the distributor that are primarily intended to result in the sale of fund shares and that there is a reasonable likelihood that the Rule 12b-1 Plan will benefit the applicable Fund share classes and their shareholders;
3.	Under the new Rule 12b-1 Plan, the Fund would pay an annual rate of 0.25% of the average daily net assets of the Fund's Investment and Retirement Shares to finance any activity primarily intended to result in the sale of the Fund's shares or the provision of certain shareholder services;
4.	The Rule 12b-1 Plan is also required to be approved by Fund shareholders;
5.	The proposed Rule 12b-1 Plan could improve the Fund's ability to attract new investments in the Fund, which, if successful, may result in increased assets in the Fund and potential economies of scale that could benefit shareholders;
6.	Information regarding the fact that the adoption of the proposed Rule 12b-1 Plan is not expected to result in an increase in the Fund's total annual operating expenses due to other fee reductions that are anticipated to take effect following the Passport Transfer, and the expected implementation of an Expense Limitation Agreement between Passport and the Fund; and
7.	In its annual review of the proposed Rule 12b-1 Plan, the new Board will be presented with information concerning the effectiveness of the Rule 12b-1 Plan and will consider the continued appropriateness of the Rule 12b-1 Plan, including the services and level of payments provided for thereunder.
Key Terms of the New Rule 12b-1 Plan
Under the Rule 12b-1 Plan, the Fund would pay Edward Jones at the annual rate of 0.25% of the average daily net assets of the Fund's Investment and Retirement Shares as compensation for distribution or shareholder services that Edward Jones provides, or Edward Jones may use such fees for the compensation of broker/dealers and other financial institutions and intermediaries that provide distribution or shareholder services as specified by Edward Jones.

If approved by shareholders, the Rule 12b-1 Plan and any other related agreement would take effect after the Passport Transfer, and may continue thereafter from year to year if specifically approved at least annually by a vote a majority of both (a) the Trustees and (b) the Qualified Trustees, cast in person at a meeting called for such purpose. In addition, the Rule 12b-1 Plan and any related agreement may be terminated at any time, without penalty, by vote of a majority of the Qualified Trustees or, with respect to a class of shares of the Fund, a majority of the outstanding voting securities of the class.
The Board would receive reports, at least quarterly, showing the amounts paid under the Rule 12b-1 Plan or any other related agreement, the purposes for which such expenditures were made and such other information as from time to time the Board may reasonably request.
Required Vote
Approval of the new Rule 12b-1 Plan requires the affirmative vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of each class of the Fund, as of the Record Date. Under both the 1940 Act and the Fund's Declaration of Trust, the favorable vote of a “majority of the outstanding voting securities” of the class means: (a) the holders of 67% or more of the outstanding voting securities present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of each class of the Fund are present or represented by proxy; or (b) the vote of the holders of more than 50% of the outstanding voting securities, whichever is less.
THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 4.
PROPOSAL #5 - APPROVAL OF THE MULTI-MANAGER STRUCTURE
Introduction
The Board has approved, and unanimously recommends that shareholders approve, a Proposal authorizing the Fund and Passport to enter into and materially amend sub-advisory agreements with sub-advisers that are not affiliated persons of the Fund, with the approval of the Board, but without obtaining shareholder approval (the “Multi-Manager Structure”). The Multi-Manager Structure would also permit the Fund to disclose sub-adviser fees only in the aggregate.
Federal securities laws generally require that shareholders approve advisory agreements with a sub-adviser. Shareholder approval also is required if the terms of existing agreements are changed materially or if there is a change in control of the sub-adviser or investment adviser. In order to obtain shareholder approval, the Fund must call and conduct a shareholder meeting, prepare and distribute proxy materials and solicit votes from shareholders. The process can be costly and time-consuming. The Board believes that it is in the Fund's shareholders' best interests to make the Multi-Manager Structure available to the Fund. This approach will avoid the costs and delays associated with holding shareholder meetings to obtain approval of new sub-advisory agreements or material amendments to existing sub-advisory agreements with unaffiliated sub-advisers in the future. Although Passport has no present intention to employ additional sub-advisers for the Fund, its plans may change in the future, and the flexibility afforded by the exemption, if approved by shareholders, may enable the Fund to avoid the expense and delays of holding additional shareholder meetings.
On August 6, 2013, the SEC granted an order exempting Bridge Builder Trust and Olive Street Investment Advisers, LLC (“Olive Street”) from the federal securities law requirements to obtain shareholder approval regarding unaffiliated sub-advisers described above (the “Olive Street Multi-Manager Order”). The Olive Street Multi-Manager Order provides that the relief provided under the order applies to any existing and future series of Bridge Builder Trust or any other registered open-end management company that: (1) is advised by Olive Street or a person controlling, controlled by, or under common control with Olive Street; (2) uses the multi-manager structure described in Olive Street's request for such exemptive relief; and (3) complies with terms and conditions of the Olive Street Multi-Manager Order. Olive Street is a limited liability company with Jones Financial as its sole member. Accordingly, Olive Street is “controlled by” Jones Financial. Following the Passport Transfer, Passport Holdings will become the sole general partner of Passport and will be a wholly owned subsidiary of Jones Financial, and Jones Financial will be the sole limited partner of Passport. Therefore, Passport will be “controlled by” Jones Financial. Because both Olive Street and Passport will be “controlled by” Jones Financial, Passport will be considered to be “under common control” with Olive Street and will satisfy this condition of being eligible for relief under the Olive Street Multi-Manager Order.

Proposed Structure Post-Passport Transfer
If approved by shareholders, the Multi-Manager Structure would generally allow the Fund, with the approval of the Board, to enter into or materially amend a sub-advisory agreement with an unaffiliated sub-adviser on behalf of the Fund without obtaining shareholder approval, subject to certain conditions. Effectively, this exemption would allow the Fund to hire and replace any unaffiliated sub-adviser, subject to Board approval, without having to incur the cost and delay of holding a shareholder meeting to approve (or materially amend) a sub-advisory agreement. Shareholders would, however, be notified of any such changes to the Fund's sub-adviser(s) or its sub-advisory agreement(s).
Shareholder approval of the Multi-Manager Structure will not result in an increase or decrease in the total amount of investment advisory fees that would be paid by the Fund to Passport.
Factors Considered by the Trustees and Their Recommendation
The Board, including all of the Independent Trustees, unanimously approved and now recommends that shareholders of the Fund approve the Multi-Manager Structure. As part of its deliberations, in determining to approve the Multi-Manager Structure, the Board considered, among other matters, the following information:
•	The Multi-Manager Structure would allow the Fund to replace an unaffiliated sub-adviser without obtaining shareholder approval, and thus without incurring the additional costs and delays of shareholder proxy solicitation;
•	Edward Jones' intention to use the Multi-Manager Structure contemplated in the Olive Street Multi-Manager Order and to comply with the conditions of such order, such as disclosing the Multi-Manager Structure in the Fund's registration statement and providing notice to shareholders of any subsequent changes to the Fund's sub-adviser(s) or its sub-advisory agreement(s); and
•	Passport believes that it is in the best interests of Fund shareholders to make the Multi-Manager Structure available to the Fund.
Required Vote
Approval of the Multi-Manager Structure requires the affirmative vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund, as of the Record Date. Under both the 1940 Act and the Fund's Declaration of Trust, the favorable vote of a “majority of the outstanding voting securities” of the Fund means: (a) the holders of 67% or more of the outstanding voting securities present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) the vote of the holders of more than 50% of the outstanding voting securities, whichever is less.
THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 5.
INFORMATION ABOUT THE FUND
Proxies, Quorum and Voting at the Special Meeting
Only shareholders of record on the Record Date are entitled to vote at the Special Meeting. Each share of the Fund is entitled to one vote. Fractional shares are entitled to proportionate voting rights. Shareholders may vote via the Internet, or by telephone, by following the instructions on the enclosed proxy card. Shareholders may also vote by mail by returning the enclosed proxy card or in person by attending the Special Meeting.
Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a later dated proxy or a written notice of revocation and submitting it to the Secretary of the Fund. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given on the signed and returned proxy card, the persons named as proxies will vote the shares represented thereby in favor of the matters set forth in the attached notice.
In order to hold the Special Meeting, a “quorum” of shareholders must be present. On all matters requiring a majority shareholder vote (as described below), holders of one-half of the total number of shares of all classes entitled to vote at the meeting, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the Proposals requiring a majority shareholder vote. The favorable vote of a majority of the outstanding voting securities of the Fund (or, for Proposal #4, each class of the Fund) is required to approve these Proposals, with the exception of Proposal #1. Under both the 1940 Act and the Fund's Declaration of Trust, the favorable vote of a “majority of the outstanding voting securities” of the Fund means: (a) the holders of 67% or more of the outstanding voting securities present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) the vote of the holders of more than 50% of the outstanding voting securities, whichever is less. With respect to Proposal #1, holders of one-third of the total number of shares of all classes entitled to vote at the meeting, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on such Proposal. For Proposal #1, a plurality of the votes cast shall elect a trustee. A “plurality” is defined as more votes cast “for” than “against” each nominee.
For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power or elect not to exercise discretion on a particular matter) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a “no” vote for purposes of obtaining the requisite approval of the Proposals with the exception of Proposal #1. Abstentions and broker non-votes will not have an effect on the outcome of the vote on Proposal #1.
Adjournment
If a quorum is not present, persons present or named by proxy and entitled to vote may, by plurality, vote to adjourn the Special Meeting from time to time until a quorum shall be present. Notice of any adjourned meeting need not be given.
In the event that a quorum is present but sufficient votes in favor of a Proposal have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitations of proxies with respect to the Proposal. All such adjournments will require a majority of the votes cast and entitled to vote on the Proposal(s) at the session of the Special Meeting to be adjourned. Any vote in FAVOR or AGAINST the Proposal(s) will authorize the persons named as proxies to vote accordingly in FAVOR or AGAINST any adjournment of the Special Meeting. Abstentions and broker non-votes are not counted as votes cast on the question of adjournment.
Share Ownership in the Fund
On the Record Date, the Fund had outstanding the following number of shares of beneficial interest, respectively, (the “Shares”), each Share being entitled to one vote and fractional shares having proportionate voting rights. The total outstanding Shares consist of:
Fund	Number of Outstanding Shares
Edward Jones Money Market Fund – Investment Shares
Edward Jones Money Market Fund – Retirement Shares
At the close of business on the Record Date, the Officers, Trustees and Trustee Nominees of the Fund owned less than 1% of either class of the Fund's outstanding Shares.
At the close of business on the Record Date, the following persons owned (or held on behalf of their customers as beneficial owners), to the knowledge of management, more than 5% of the outstanding Investment Shares of the Fund:
Name and Address of Shareholder	Percentage of Fund Owned

At the close of business on the Record Date, the following persons owned (or held on behalf of their customers as beneficial owners), to the knowledge of management, more than 5% of the outstanding Retirement Shares of the Fund:
Name and Address of Shareholder	Percentage of Fund Owned

Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.
[25% SHAREHOLDERS AND JURISDICTION IN WHICH THEY'RE ORGANIZED TO BE LISTED]

Address of Investment Adviser, Distributor, Administrator and Underwriter
The principal offices of the Adviser (Passport Research), the Distributor (Federated Securities Corp.) and the Administrator, FAS, are Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779. The principal office of State Street Bank and Trust Company, the Fund's custodian, transfer agent and dividend disbursing agent is P.O. Box 8600, Boston, Massachusetts 02266-8600.
Subsequent to the Passport Transfer, the Distributor will be Edward Jones, Passport will be the Administrator and FAS will serve as the Fund's sub-administrator. The principal office of Edward Jones is 12555 Manchester Road, Saint Louis, Missouri 63131.
Auditors
Ernst & Young LLP, an independent registered public accounting firm, serves as an independent accountant and auditor to the Fund. Ernst & Young LLP has no direct or indirect financial interest in the Fund, except for the fees it receives as an auditor and independent public accountant. No representative of Ernst & Young LLP is expected to be present at the Special Meeting. Subsequent to the Passport Transfer, the newly constituted Board will consider the appointment of a new independent registered public accounting firm to serve as the Fund's independent accountant and auditor.
The Audit Committee of the Board is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor's independence. Unless a type of service to be provided by the independent auditor has received general pre-approval pursuant to policies established by the Audit Committee as discussed below, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.
Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is twelve months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.
The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.
Audit Services
The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company structure or other matters.
In addition to the annual audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other audit services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain audit services; all other services must be specifically pre-approved by the Audit Committee.
Audit-Related Services
Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the financial statements of the Fund or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of audit-related services does not impair the independence of the auditor, and has pre-approved certain audit-related services. All other audit-related services must be specifically pre-approved by the Audit Committee.
Tax Services
The Audit Committee believes that the independent auditor can provide tax services to the Fund such as tax compliance, tax planning and tax advice without impairing the auditor's independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain tax services. All tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

All Other Fees
With respect to the provision of services other than audit, review or attest services, the pre-approval requirement is waived if:
1.	The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid to the registrant's accountant by the Fund, the Fund's advisers (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided;
2.	Such services were not recognized by the Fund, the Fund's advisers, (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund at the time of the engagement to be non-audit services; and
3.	Such services are promptly brought to the attention of the Audit Committee of the Fund and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the Board to whom authority to grant such approvals has been delegated by the Audit Committee.
The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other Fees that it believes are routine and recurring services, and would not impair the independence of the auditor. The SEC's rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.
Pre-Approval Fee Levels
Pre-approval fee levels for all services to be provided by the independent auditor for the Fund will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.
Procedures
Requests or applications to provide services that require specific approval by the Audit Committee are submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.
The percentage of services in the Audit-Related fees, Tax Fees and All Other Fees categories above that was approved by the Audit Committee pursuant to Section 2-01(c)(7)(C) of Regulation S-X were zero percent (0%) for the Fund and Passport in 2014 and 2015.
The aggregate audit and audit-related fees paid to Ernst & Young LLP for professional services rendered by Ernst & Young LLP for the audit of the annual financial statements of the Fund and for other professional services for the two most recently completed fiscal years ended are described below. For the same periods, aggregate non-audit fees billed to Passport, and certain entities controlling, controlled by or under common control with Passport are provided.
	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees	Non-Audit Fees
Edward Jones Money Market Fund
2/28/2015	$[___]	$[___]	$[___]	$[___]	$[___]
2/29/2016	$[___]	$[___]	$[___]	$[___]	$[___]
The Audit Committee has concluded that the provision of non-audit services that were rendered by the independent auditors to the Fund's advisers (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2−01 of Regulation S-X is compatible with maintaining the auditor's independence.
Interests of Experts and Counsel
No expert or counsel named herein has a substantial interest in the Fund, Passport, FIMCO, Federated Securities Corp. (the Fund's distributor), FAS (the Fund's administrator), or any proposal contemplated by this Proxy Statement.

Shareholder Meetings and Shareholder Proposals
The Fund is not required, and does not intend to hold annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to Edward Jones Money Market Fund, Edward Jones, 12555 Manchester Road, Saint Louis, Missouri 63131, so that they are received within a reasonable time before any such meeting.
Delivery of Documents to Shareholders Sharing an Address
In an effort to reduce costs and avoid duplicate mailings, the Fund intends to deliver a single copy of certain documents to each household in which more than one shareholder of the Fund resides (so-called “householding”), as permitted by applicable rules. The Fund's “householding” program covers its Prospectus and Statement of Additional Information, and supplements to each, as well as Semi-Annual and Annual Shareholder Reports and any Proxies or information statements.
Shareholders must give their written consent to participate in the “householding” program. The Fund is also permitted to treat a shareholder as having given consent (“implied consent”) if: (i) shareholders with the same last name, or believed to be members of the same family, reside at the same street address or receive mail at the same post office box; (ii) the Fund gives notice of its intent to “household” at least sixty (60) days before it begins “householding”; and (iii) none of the shareholders in the household have notified the Fund or their agent of the desire to “opt out” of “householding.” Shareholders who have granted written consent, or have been deemed to have granted implied consent, can revoke that consent and opt out of “householding” at any time. Shareholders who purchased shares through an intermediary should contact their representative; other shareholders may call the Fund at 1-855-723-7820. If you are a shareholder residing at an address to which one copy of the Proxy Statement was delivered, you may request an additional copy of the Proxy Statement, which the Fund will deliver promptly upon request. You may request additional copies of this Proxy Statement by calling or writing the Fund at the phone number and address provided above.
OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY
No business other than the matter described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Fund.
SHAREHOLDERS ARE REQUESTED TO VOTE BY COMPLETING, DATING AND SIGNING
THE ENCLOSED PROXY CARD AND RETURNING IT IN THE ENCLOSED ENVELOPE, WHICH
NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.
John W. McGonigle
Secretary
_______, 2016

EDWARD JONES MONEY MARKET FUND
Investment Adviser
PASSPORT RESEARCH, LTD.
Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779
Distributor
FEDERATED SECURITIES CORP.
Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779
Administrator
FEDERATED ADMINISTRATIVE SERVICES
Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779

Proposed Advisory Agreement – Exhibit A

EDWARD JONES MONEY MARKET FUND

INVESTMENT MANAGEMENT AND ADMINISTRATION AGREEMENT

THIS INVESTMENT MANAGEMENT AND ADMINISTRATION AGREEMENT (“Agreement") is made as of the ____ day of _____, 2016, by and between Edward Jones Money Market Fund, a Massachusetts voluntary association (commonly known as a business trust) (the “Fund”), and Passport Research, Ltd., a Pennsylvania limited partnership (the “Adviser”).

W I T N E S S E T H

WHEREAS, the Fund is registered with the U.S. Securities and Exchange Commission (“SEC”) as an open-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and engages in the business of providing investment management services;

WHEREAS, the Board of Trustees of the Fund (the “Board” or “Trustees”) has selected the Adviser: (i) to act as investment adviser to perform such investment advisory services to the Fund; and (ii) to provide certain related administrative services to the Fund, in each case as more fully set forth below and to perform such services under the terms and conditions set forth herein;

WHEREAS, the Adviser agrees to serve as the investment adviser and administrator for the Fund on the terms and conditions set forth herein; and

WHEREAS, the Adviser may retain one or more sub-advisers and/or sub-administrators (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) to render portfolio management services and administrative services to the Fund pursuant to investment sub-advisory or sub-administration agreements between the Adviser and each such Sub-Adviser (each, a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”).

NOW, THEREFORE, in consideration of the covenants and mutual promises hereinafter set forth, the parties to this Agreement, intending to be legally bound hereby, mutually agree as follows:

1.   APPOINTMENT OF ADVISER. The Fund hereby appoints the Adviser, and the Adviser hereby accepts such appointment, to render investment advisory and administrative services to the Fund for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Board.

2.   DUTIES OF ADVISER.

(a)   INVESTMENT MANAGEMENT SERVICES. Subject to the supervision of the Board, the Adviser shall act as investment adviser to the Fund and shall supervise investments of the Fund in accordance with the investment objectives, policies and restrictions of the Fund as provided in the Fund’s Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time, and in compliance with the requirements applicable to registered investment companies under applicable laws, including, the 1940 Act, the Commodity Exchange Act and the rules of the National Futures Association, and those requirements applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder, as amended (the “Code”). From time to time, the Fund may provide the Adviser with written copies of other investment policies, guidelines and restrictions applicable to the Adviser's management of the Fund, which shall become effective at such time as agreed upon by both parties. Subject to each of the foregoing sentences above, the Adviser shall have full discretionary authority to manage the investment of the assets of the Fund, including purchasing, holding or selling the securities and other assets of the Fund, selecting brokers, dealers, future commissions merchants and other intermediaries, settling and allocating trades, aggregating trades, and seeking to obtain best execution, in each case, without prior consultation with the Board and in accordance with the 1940 Act, the Advisers Act and the rules and regulations thereunder, and applicable policies and procedures of the Fund or the Adviser (as applicable) (or, as applicable, a Sub-Adviser) as in effect from time to time.

Without limiting the generality of the foregoing, and subject to the terms and conditions of the Agreement, the Adviser shall:

(i)	Furnish the Fund with advice and recommendations with respect to the investment of the Fund’s assets and the purchase and sale of portfolio securities and other investments for the Fund, including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders);
(ii)	Manage and oversee the Fund's investments, subject to the ultimate supervision and direction of the Board;
(iii)	Vote proxies for the Fund (or delegate such responsibility to vote proxies), and, to the extent applicable, file beneficial ownership reports required by Sections 13(d), (f), (g) and (h) of the Securities Exchange Act of 1934 (the “1934 Act”) for the Fund;
(iv)	Maintain records relating to the advisory services provided by the Adviser hereunder required to be prepared and maintained by the Adviser or by the Adviser on behalf of the Fund pursuant to applicable law;
(v)	Provide assistance with respect to valuations of Fund assets, economic conditions and other matters related to the investment of the Fund’s assets which the officers of the Fund may reasonably request;
(vi)	Render to the Board such periodic and special reports with respect to the Fund’s investment activities as the Board may reasonably request;
(vii)	Submit such reports and information as the Fund may reasonably request to assist the Fund's custodian (the "Custodian") in its determination of the market value of securities held in the Fund;
(viii)	Provide instructions to the Custodian concerning trade deliveries and settlements;
(ix)	As soon as practicable after the close of business each day but no later than 11:00 am Eastern time the following business day (or such later time agreed to between the Fund and Adviser) provide the Custodian with electronic copies (or, as applicable, electronic communications) of trade tickets for each transaction effected for the Fund by the Adviser, provide electronic copies (or, as applicable, electronic communications) to the Fund upon reasonable request, and promptly forward to the Custodian electronic copies (or, as applicable, electronic communications) of all brokerage or dealer confirmations received by the Adviser;
(x)	As soon as practicable following the end of each calendar month (and, in no event, later than any time agreed between the Fund and Adviser), reconcile, to the extent necessary information is in the Adviser’s possession and provided by the Custodian, all transactions effected for the Fund during the month by the Adviser, a summary listing all investments attributable to transactions of the Adviser that are held by the Fund as of the last day of the month, and such other transaction information, and communicate to the Fund and the Custodian any discrepancies identified, as the Fund may reasonably request in connection with any advisory services that the Adviser provides for the Fund;
(xi)	Provide instructions to Custodian regarding corporate actions; and
(xii)	Have full authority to retain Sub-Advisers to provide certain investment advisory services to the Fund, subject to the approval of the Board and the requirements of the 1940 Act.

In accordance with clause (xii), the Adviser may delegate certain of its duties under this Agreement with respect to the Fund to a Sub-Adviser or Sub-Advisers (including, the rights and obligations set forth in Section 2(c) below) by entering into Sub-Advisory Agreements with one or more Sub-Advisers and, except as otherwise permitted under the terms of any exemptive relief granted to the Fund and Adviser by the SEC, or by rule or regulation, the Adviser may only enter into Sub-Advisory Agreements or materially amend Sub-Advisory Agreements with the approval of the Board and the approval of the shareholders of the affected Fund to the extent required under the 1940 Act. The Adviser shall be responsible for overseeing the performance of the Sub-Advisers and recommending changes in Sub-Advisers as appropriate. The Adviser shall remain fully liable for all of its obligations under this Agreement.

(b)   CODE OF ETHICS. The Adviser has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act (the “Code of Ethics”), which it has provided to the Fund. The Adviser shall ensure that it complies in all material respects with the Adviser’s Code of Ethics, as in effect from time to time. Upon request, the Adviser shall provide the Fund with a (i) copy of the Adviser’s current Code of Ethics, as in effect from time to time, and (ii) a mutually acceptable certification that it has adopted procedures reasonably necessary to prevent its personnel from engaging in any conduct prohibited by the Adviser’s Code of Ethics. Annually, the Adviser shall furnish a written report, which complies with the requirements of Rule 17j-1, concerning the Adviser’s Code of Ethics to the Fund’s Board. The Adviser shall respond to reasonable requests for information from the Fund as to violations of the Code of Ethics by personnel and the sanctions imposed by the Adviser. The Adviser shall promptly notify the Fund of any material violation of the Code of Ethics, whether or not such violation relates to a security held by the Fund.

(c)   BROKERAGE. In connection with the investment and reinvestment of the Fund's assets, the Adviser is authorized (and can delegate to one or more Sub-Advisers) to select the brokers, dealers, futures commission merchants or other intermediaries that will execute purchase and sale transactions for the Fund’s portfolio, to execute for the Fund as its agent and attorney-in-fact standard customer agreements and other documentation in connection with opening trading accounts with such brokers, dealers, futures commission merchants, or other intermediaries including, ISDA agreements. The Adviser agrees to use reasonable efforts to seek to obtain best execution consistent with applicable law with respect to all such purchases and sales of portfolio securities for said portfolio. Subject to its obligation to seek best execution, the Adviser may: (A) select brokers, dealers, futures commission merchants or other intermediaries that are affiliated persons of the Fund or Adviser, provided that any trade orders placed with any such affiliated person are placed in accordance with the 1940 Act, and the rules and regulations thereunder, and the Fund’s and Adviser’s (and, as applicable, a Sub-Adviser’s) applicable policies and procedures as in effect from time to time; and (B) consider the reliability, integrity and financial condition of a broker, dealer, futures commission merchants, or other intermediary, the size of and difficulty in executing a transaction, the best net price available, the value of the expected contribution of the broker –dealer to the investment performance of the Fund on a continuing basis, and other factors that Adviser deems appropriate and consistent with Adviser’s (or, as applicable, a Sub-Adviser’s) policies and procedures as in effect from time to time in selecting brokers, dealers, futures commission merchants or other intermediaries. The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. The Adviser shall maintain records adequate to demonstrate compliance with the requirements of this Section. Such records shall be made available to the Fund upon request.

In evaluating the ability of a broker-dealer to provide best execution with respect to a particular transaction, the Adviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the 1934 Act). Consistent with any guidelines established by the Board and Section 28(e) of the 1934 Act, the Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer -- viewed in terms of that particular transaction or in terms of the overall responsibilities of the Adviser to its discretionary clients, including, the Fund. In addition, the Adviser is authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser, any Sub-Adviser or the Fund's principal underwriter) if the Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will the Fund’s assets be purchased from or sold to the Adviser, any Sub-Adviser, the Fund's principal underwriter, or any affiliated person of either the Fund, Adviser, any Sub-Adviser or the Fund’s principal underwriter, acting as principal in the transaction, except to the extent permitted by the SEC and the 1940 Act.

The Adviser shall cause all securities and other property purchased or sold for the Fund to be settled at the place of business of the Custodian or as the Custodian shall direct.

At the request of the Adviser, the Fund shall execute a mutually acceptable standalone limited power authority evidencing Adviser’s authority hereunder to effect transactions on behalf of the Fund.

(d)   CUSTODY. All securities and other property of the Fund shall remain in the direct or indirect custody of the Custodian except as otherwise authorized by the Board. The Adviser shall have the authority to instruct the Custodian to pay cash for securities and other property delivered to the Custodian for the Fund and deliver securities and other property against payment for the Fund, and such other authority granted by the Fund from time to time. The Adviser shall not have authority to cause the Custodian to deliver securities and other property or pay cash to the Adviser except as expressly provided herein.

(e)   PROXY VOTING. The Fund hereby authorizes the Adviser to, and the Adviser will, in the Adviser’s discretion and without prior consultation with the Board, vote (either directly or through a voting service engaged by the Adviser) all proxies and corporate actions of which the Adviser receives timely notice that are solicited by or with respect to issuers of securities or other assets in which the advised assets may be invested from time to time. Such votes shall be made by the Adviser in accordance with the Adviser’s (or, as applicable, a Sub-Adviser’s) proxy voting policies and procedures as in effect from time to time. Upon written notice to the Adviser, the Board may at any time withdraw the authority granted to the Adviser pursuant to this Section to perform any or all of the proxy voting services contemplated hereby.

(f)   AGGREGATION OF ORDERS. The Adviser may (but shall not be obligated to) aggregate purchase or sale orders for the Fund with contemporaneous purchase or sale orders of other clients of the Adviser or its affiliated persons. In such event, allocation of the securities or other investments so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner the Adviser considers to be equitable and consistent with the Adviser’s (or, as applicable, a Sub-Adviser’s) applicable policies and procedures as in effect from time to time and consistent with applicable law. The Fund hereby acknowledges that such aggregation of orders may not result in a more favorable price or lower brokerage commissions in all instances.

(g)   ADMINISTRATIVE SERVICES. Subject to the supervision of the Board and in connection with the operation of the Fund's business and affairs, the Adviser shall be responsible for providing administrative services to the Fund as the Fund’s administrator to that end. The Adviser shall provide facilities, equipment and personnel to carry out the administrative services, set forth on Schedule A attached hereto, as such Schedule A may be amended by agreement of the Fund and the Adviser.

3.   REPRESENTATIONS OF THE ADVISER. The Adviser represents, warrants and agrees that it:

(a)  Has all requisite power and authority to enter into and perform its obligations under this Agreement;

(b)  Has taken all necessary actions to authorize its execution, delivery and performance of this Agreement;

(c)  Is registered as an adviser under the Advisers Act and will remain so registered for the duration of this Agreement. The Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and to the best knowledge of the Adviser, there is no proceeding or investigation that is reasonably likely to result in the Adviser being prohibited from performing the services contemplated by this Agreement. The Adviser agrees to promptly notify the Fund of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to an investment company. The Adviser is in compliance in all material respects with all applicable federal and state law in connection with its investment management operations; and

(d)  Has furnished to the Fund the Adviser’s most recent registration statement on Form ADV.

4.   REPRESENTATIONS OF THE FUND. The Fund represents, warrants and agrees that it:

(a)  Has all requisite power and authority to enter into and perform its obligations under this Agreement;

(b)  Has taken all necessary actions to authorize its execution, delivery and performance of this Agreement; and

5.   COVENANTS OF THE ADVISER. The Adviser covenants that it shall:

(a)  Maintain all licenses and registrations necessary to perform its duties hereunder in good order at all times throughout this Agreement; and

(b)  Maintain insurance in the types and in an amount at least equal to that disclosed to the Board in connection with its approval of this Agreement and shall provide prompt notice to the Fund (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims are reasonably expected to be made on its insurance policies. Furthermore, the Adviser shall, upon reasonable request, provide the Fund with any information it may reasonably require concerning the amount of or scope of such insurance.

6.   DUTIES OF THE FUND.

(a)  The Fund has furnished to the Adviser (to the extent not already in Adviser’s possession) true, correct and complete copies, and will continue to furnish future material amendments, of each of the following documents:

(i)  the Fund’s declaration of trust, articles of incorporation, registration statement or similar governing document, and bylaws (each document identified being “Governing Documents”);

(ii)  the resolutions of the Board and, as applicable, shareholders approving this Agreement and the Adviser’s appointment as investment adviser for the Fund; and

(iii)  any exemptive order relied on by Adviser or the Fund that may affect the performance of Adviser’s (or, as applicable, a Sub-Adviser’s) services and other obligations under this Agreement or any Sub-Advisory Agreement (including any “manager of managers” exemptive order).

Additionally, the Fund shall provide the Adviser, prior to the effective date of this Agreement and annually after this Agreement becomes effective, with a written list of all affiliated persons of the Fund (and any affiliated person of such an affiliated person) and Fund shall promptly provide the Adviser with an updated written list whenever the Fund becomes aware of any additional affiliated persons or other changes to the most recently provided list.

(b)  The Fund agrees to submit any proposed language in any required filings (“blue-sky” filing or filing with the SEC or applicable state securities regulator, or any amendment or supplement to any of the foregoing, collectively, “requirement filings”), or any sales literature, statement, communication or other document relating to the Fund, that mentions the Adviser (other than identifying Adviser as the adviser to the Fund), or that describes the Adviser’s services or other obligations hereunder, to the Adviser as agreed between the parties prior to use for prompt review of such materials by the Adviser within a reasonable and appropriate deadline.

7.   IMPLEMENTATION OF CHANGES. The Adviser shall be afforded a reasonable amount of time to implement any change in applicable law, rule or regulation (but in no event (except after obtaining a proper exemptive order or other relief or the Fund’s consent) beyond the mandatory compliance date for any change in applicable law, rule or regulation), any change in the Fund’s Governing Documents, any change in the Adviser’s (or, as applicable, a Sub-Adviser’s) policies and procedures, and any other change arising out of any other instructions provided by the Board in writing to the Adviser. The Adviser shall not be responsible for implementing (or failing to implement) any change in the Fund’s Governing Documents, or resulting from any Instruction of the Board, that is not specifically identified in a writing provided to the Adviser. The Adviser will promptly inform the Fund if the Adviser is not able to implement any such change or new Instruction.

8.   TIMELY INFORMATION. The Fund or its agent will provide (or cause to be provided) timely information to the Adviser (or, as applicable, a Sub-Adviser) regarding such matters as inflows to and outflows from the Fund and the cash requirements of, and cash available for investment in, the Fund. The Fund or its agent will timely provide (or cause to be provided) the Adviser (or, as applicable, a Sub-Adviser) with copies of monthly accounting statements for the Fund, and such other information as may be reasonably necessary or appropriate in order for the Adviser to perform its responsibilities hereunder (or, as applicable, a Sub-Adviser to perform its responsibilities under a Sub-Advisory Agreement).

9.    INDEPENDENT CONTRACTOR. The Adviser shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so in this Agreement or another writing by the Fund to the Adviser, have no authority to act for or represent the Fund in any way, or in any way be deemed an agent for the Fund. It is expressly understood and agreed that the services to be rendered by the Adviser to the Fund under the provisions of this Agreement are not to be deemed exclusive, and that the Adviser may give advice, provide administrative services, and take action with respect to other clients, including, affiliates of the Adviser, that may be similar or different from that given or taken on behalf of the Fund.

10.  ADVISER’S PERSONNEL. The Adviser, or an affiliate of the Adviser, shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement.

11.  EXPENSES.

(a)  Except as specifically contemplated in this Agreement, each of the parties to this Agreement shall bear their respective costs and expenses of performing its obligations hereunder.

(b)  The Fund shall reimburse the Adviser (or, as applicable, a Sub-Adviser) for its reasonable out-of-pocket costs incurred in connection with this Agreement. All rights of compensation and expense reimbursement under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

(c)  The Fund agrees promptly to reimburse the Adviser (or, as applicable, a Sub-Adviser) for any other reasonable expenses not contemplated by this Agreement that the Adviser (or, as applicable, a Sub-Adviser) may incur on the Fund’s behalf or the Fund’s request or with the Fund’s consent.

(d)  With respect to the Fund's operations, the Adviser shall be responsible for (i) providing the personnel, office space and equipment reasonably necessary to perform its obligations hereunder; and (ii) the costs of any special Board meetings or shareholder meetings convened for the primary benefit of the Adviser.

(e)  The Adviser may, but is not obligated to, enter into a separate agreement pursuant to which the Adviser agrees to waive its management fee and/or reimburse Fund expenses in order to limit the total annual operating expenses of the Fund at a level set forth in such agreement.

(f)   Without limiting the foregoing, the Fund is responsible for and has assumed the obligation for payment of all of its expenses, other than as stated in this Section 8, including: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Fund for the benefit of the Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value (including, any equipment or services obtained for the purpose of pricing shares or valuing the Fund’s assets) and of maintaining its books of account required under the 1940 Act; taxes, if any; expenditures in connection with meetings of the Fund’s shareholders and the Board that are properly payable by the Fund; salaries and expenses of officers of the Fund, including, the Fund’s Chief Compliance Officer, fees of members of the Board or members of any advisory board or committee, and expenses of members of the Board or members of any advisory board or committee; insurance premiums on property or personnel of the Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing, printing and mailing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distribution to prospective and existing shareholders; legal, auditing and accounting fees; all or any portion of trade association dues or educational program expenses determined appropriate by the Board; fees and expenses (including, legal fees) of registering and maintaining registration of its shares for sale under applicable securities laws; all expenses of maintaining and servicing shareholder accounts, including, all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

(g)   Nothing herein shall prohibit the Board from approving the payment by the Fund of additional compensation to others for consulting services, supplemental research and security and economic analysis.

(h)   Other than as herein specifically indicated, the Adviser shall not be responsible for the Fund’s expenses.

12.  INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES FEE.

(a)   The Fund shall pay to the Adviser, and the Adviser agrees to accept, as full compensation for all services rendered pursuant to this Agreement, an aggregate annual fee at the rate set forth in Schedule A to this Agreement. Provided that for the purposes of compensation payable to the Adviser under this Agreement, the Fund will be deemed to have paid the Adviser and the Adviser will be deemed to have received an amount equal to any payment made by the Fund directly to a Sub-Adviser of the Fund.

(b)   The fee shall be computed daily at an annual rate based on the average daily net assets of the Fund. Such fee shall be accrued daily and paid to the Adviser (or, as applicable, a Sub-Adviser) on the first business day of the succeeding month. The method of determining average daily net assets for purposes of this Agreement shall be the same as the method of determining net asset value for purposes of establishing the offering and redemption price of the shares of the Fund as described in the Prospectus of the Fund.

(c)   The initial fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated prior to the end of any month, the fee to the Adviser (or, as applicable, a Sub-Adviser) shall be prorated for the portion of any month in which this Agreement is in effect, and shall be payable within 10 days after the date of termination.

(d)   Subject to Section 11(e) above, the fee payable to the Adviser (or, as applicable, a Sub-Adviser) under this Agreement will be reduced as may be agreed upon by the parties under any expense limitation agreement between the parties.

13.  CONFLICTS WITH FUND’S GOVERNING DOCUMENTS AND APPLICABLE LAWS. Nothing herein contained shall be deemed to require the Fund to take any action contrary to the Amended and Restated Agreement and Declaration of Trust of the Fund, as amended from time to time, the Amended and Restated By-Laws of the Fund, or any applicable statute or regulation, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Fund. For purposes of this Agreement, the Adviser acknowledges that the Board retains ultimate plenary authority over the Fund and may take any and all actions necessary and reasonable to protect the interests of shareholders.

14.  REPORTS AND ACCESS. To the extent not otherwise identified in this Agreement, the parties agree to: (i) furnish upon request to each other such further information and documentation; (ii) execute and deliver to each other such other documents; and (iii) do such other acts and things, all as the other party may reasonably request for the purpose of carrying out the intent of this Agreement and the documents referred to in this Agreement.

15.  ADVISER’S LIABILITIES; STANDARD OF CARE; INDEMNIFICATION.

(a)   The Adviser shall comply, in all material respects, with all applicable laws and regulations in the discharge of its duties under this Agreement; and it shall comply with the investment policies, guidelines and restrictions of the Fund to the extent required to do so under this Agreement.

(b)   The Adviser shall not be obligated to perform any service not described in this Agreement, and shall not be deemed by virtue of this Agreement to have made any representation or warranty that any level of investment performance or level of investment results will be achieved.

(c)   Notwithstanding any other provision in this Agreement, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of Adviser (or, as applicable, a Sub-Adviser), Adviser (or, as applicable, a Sub-Adviser) will not be subject to liability for any act or omission in the course of, or connected with, rendering services hereunder (or, as applicable an in the case of a Sub-Adviser, under a Sub-Advisory Agreement) or for any losses that may be sustained in the purchase, holding or sale of any security, including for any error of judgment, for any mistake of law, or any other act or omission by Adviser (or, as applicable, a Sub-Adviser). Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and, therefore, nothing in this Agreement (or, as applicable, in a Sub-Advisory Agreement) will in any way constitute a waiver or limitation of any rights which the Fund may have under any federal securities law or state law that cannot be waived by contract.

(d)   The Adviser shall indemnify and hold harmless the Fund from and against any and all claims, losses, liabilities or damages (including reasonable attorney's fees and other reasonable related expenses) resulting from the Adviser's willful misfeasance, bad faith or gross negligence in connection with the performance of the Adviser's obligations under this Agreement, or from the Adviser's reckless disregard or material breach of its obligations and duties under this Agreement; provided, however, that the Adviser's obligation under this Section 15(d) shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Fund, is caused by or is otherwise directly related to the Fund’s (or another service provider’s) own willful misfeasance, bad faith or gross negligence, or to the reckless disregard or material breach of its duties under this Agreement or other agreement with the Fund.

(e)   The Adviser, shall be responsible for any reasonable expenses incurred by the Fund or in responding to a legal, administrative, judicial or regulatory action, claim, or suit involving the Adviser to which the Fund is not a party.

(f)   The Fund shall be responsible for any reasonable expenses incurred by the Adviser or in responding to a legal, administrative, judicial or regulatory action, claim or suit involving the Fund to which the Adviser, as applicable, is not a party.

(g)   The Fund shall indemnify and hold harmless the Adviser from and against any and all claims, losses, liabilities or damages (including reasonable attorney's fees and other reasonable related expenses) resulting from the Fund's willful misfeasance, bad faith or gross negligence in connection with the performance of the Fund's obligations under this Agreement, or from the Fund’s reckless disregard or material breach of its obligations and duties under this Agreement; provided, however, that the Fund's obligation under this Section 15(g) shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Adviser, is caused by or is otherwise directly related to the Adviser's own willful misfeasance, bad faith or gross negligence, or to the reckless disregard or material breach of its duties under this Agreement or other agreement with the Adviser.

(h)   Neither the Adviser (or, as applicable, a Sub-Advisor) nor the Fund shall be liable for special, consequential or incidental damages.

(i)   No provision of this Agreement shall be construed to protect any Trustee or officer of the Fund, or officer of the Adviser (or, as applicable, a Sub-Advisor), from liability in violation of Sections 17(h) and (i) of the 1940 Act.

16.  EXCLUSIVITY; TRADING FOR ADVISER’S OWN ACCOUNT. The services of the Adviser to the Fund are not to be deemed exclusive, and the Adviser may act as investment adviser or administrator for any other person, and shall not in any way be limited or restricted from buying, selling or trading any securities for its own accounts or the accounts of others for whom it may be acting, provided, however, that the Adviser expressly agrees that it will undertake no activities which, in its reasonable judgment, will adversely affect, in any material respect, the performance of its obligations to the Fund under this Agreement. The Adviser may give advice and take action in the performance of its duties with respect to any of its other clients which may differ from advice given or the timing or nature of action taken with respect to the Fund. Nothing in this Agreement shall be deemed to require the Adviser, its principals, affiliates, agents or employees to purchase or sell for the Fund any security which it or they may purchase or sell for its or their own account or for the account of any other client.

17.  TERM. This Agreement shall become effective as of the date executed and shall remain in full force and effect for a period of two (2) years, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect thereafter for additional periods not exceeding one year so long as such continuation is specifically approved at least annually by (i) the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund or (ii) the vote of a majority of the Trustees of the Fund who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve the Agreement as provided herein, the Sub-Adviser may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder. The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings set forth in the 1940 Act, and the foregoing requirement that continuance of this Agreement be “specifically approved at least annually” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

18.  RIGHT TO USE NAME. The names “Edward Jones Money Market Fund” and "Passport Research, Ltd." or any reasonable derivation of the same, and all rights to the use of the names “Edward Jones Money Market Fund” and “Passport Research, Ltd.” belong to the Adviser and its affiliates, and the Adviser and its affiliates have the right to license such names to the Fund. In that regard, the Adviser has consented to the use by the Fund of the identifying words “Edward Jones Money Market Fund” and has granted to the Fund a non-exclusive license to use the name “Edward Jones Money Market Fund” as part of the name of the Fund. In the event that the Adviser or one of its affiliates is not appointed as investment adviser of the Fund or ceases to be the investment adviser of the Fund, the non-exclusive license granted herein may be revoked by the Adviser and, if so revoked, the Fund shall cease using the name “Edward Jones Money Market Fund” as part of its name, unless otherwise consented to by the Adviser or any successor to its interests in such names. For the avoidance of doubt, the Adviser (and, as applicable, each Sub-Advisor) has the right to use the name “Edward Jones Money Market Fund” in connection with its services to the Fund. Further, nothing in this Agreement is intended, or shall be construed, as preventing the Adviser or its affiliates (and, as applicable, each Sub-Advisor and its affiliates) from using the Fund’s name in any response to a request for information/proposal, and the Adviser or its affiliates (and, as applicable, each Sub-Advisor and its affiliates) are expressly authorized to include the name of the Fund on representative client lists.

19.  TERMINATION; ASSIGNMENT.

(a)   This Agreement may be terminated: (i) by the Fund, by the Board or by vote of a majority of the outstanding voting securities of the Fund at any time without payment of any penalty, upon sixty (60) days’ written notice to the Adviser ; and (ii) by the Adviser upon sixty (60) days’ written notice to the Fund. In the event of a termination of all or either the advisory services or administrative services under this Agreement, the Adviser shall cooperate in the orderly transfer of the Fund’s affairs and, at the request of the Fund, transfer, at the Fund’s expense, any and all books and records of the Fund maintained by the Adviser, as applicable, on behalf of the Fund.

(b)   This Agreement shall terminate automatically in the event of its assignment. The term “assignment” shall have the meaning set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the SEC under the 1940 Act.

(c)   In the event of a termination, the Adviser shall cease all activity on behalf of the Fund, except as expressly directed by the Fund, and, as applicable, except for the settlement of securities transactions already entered into for the account of the Fund.

(d)   Termination of this Agreement (in whole or in part) shall not relieve Adviser or Fund of any liability incurred hereunder for acts or omissions taken or made prior to termination.

(e)   Sections 15 and 21 of this Agreement shall survive the termination of this Agreement.

20.  BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser hereby agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund copies of any of such records upon the Fund’s request, provided, however, that Adviser may retain copies of any records to the extent required for it to comply with applicable laws. Any such records maintained will be bound by the confidentiality obligations within Section 21 for as long as records are maintained. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records relating to its activities hereunder required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records relating to its activities hereunder required by Rule 204-2 under the Advisers Act for the period specified in said Rule.

21.  CONFIDENTIALITY; NONPUBLIC PERSONAL INFORMATION. The Adviser and Fund each agree to keep confidential any nonpublic information concerning the other party and will not use or disclose such information for any purpose other than the performance of its responsibilities and duties hereunder, unless the non-disclosing party has authorized such disclosure, or if such disclosure is compelled by subpoena or is expressly required or requested by applicable federal or state regulatory authorities. Nonpublic information shall not include information a party to this Agreement can clearly establish was (a) known to the party prior to this Agreement; (b) rightfully acquired by the party from third parties whom the party reasonably believes are not under an obligation of confidentiality to the other party to this Agreement; (c) placed in the public domain without fault of the party or its affiliates; or (d) independently developed by the party without reference or reliance upon the nonpublic information.

Notwithstanding any provision herein to the contrary, the Adviser agrees on behalf of itself and its managers, members, officers, and employees to (1) treat confidentially and as proprietary information of the Fund (a) all records and other information relative to the Fund’s prior, present, or potential shareholders (and clients of said shareholders) and (b) in accordance with SEC Regulation S-P ("Regulation S-P"), any nonpublic personal information, promulgated under the Gramm-Leach-Bliley Act (the “G-L-B Act”); and (2) except after prior notification to and approval in writing by the Fund, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act. Such written approval shall not be unreasonably withheld by the Fund and may not be withheld where the Adviser may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities.

22.  ANTI-MONEY LAUNDERING COMPLIANCE. The Adviser acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder (together, “AML Laws”), the Fund has adopted an Anti-Money Laundering Policy. The Adviser agrees to comply with the Fund’s Anti-Money Laundering Policy and the AML Laws, as the same may apply to the Adviser, now and in the future; provided, however, that the Adviser shall not be liable in respect of any failure by it to comply with changes to the Fund’s Anti-Money Laundering Policy of which it has not been notified in writing by the Fund a reasonable time in advance of the effectiveness of such changes. The Adviser further agrees to provide to the Fund, such reports, certifications and contractual assurances as may be reasonably requested by the Fund and mutually agreed to by the parties. The Fund may disclose information regarding the Adviser to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.

23.  CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES. The Adviser acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the implementing regulations promulgated thereunder, the Fund is required to make certain certifications and have adopted disclosure controls and procedures. To the extent reasonably requested by the Fund, the Adviser agrees to use its reasonable efforts to assist the Fund in complying with the Sarbanes-Oxley Act and implementing the Fund’s disclosure controls and procedures. The Adviser agrees to inform the Fund of any material development related to the Fund that the Adviser reasonably believes is relevant to the Fund’s certification obligations under the Sarbanes-Oxley Act.

24.  COOPERATION WITH REGULATORY AUTHORITIES OR OTHER ACTIONS. The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

25.  NOTIFICATION. The Adviser agrees that it will provide prompt notice to the Fund about material changes in the employment status of key investment management personnel involved in the management of the Fund, material changes in the investment process used to manage the Fund, any changes in senior management, operations, financial condition or ownership of the Adviser’s firm and the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

26.   GENERAL PROVISIONS.

(a)  NOTICES. Notices and other communications required or permitted under this Agreement shall be in writing, shall be deemed to be effectively delivered when actually received, and may be delivered by US mail (first class, postage prepaid), by hand or by commercial overnight delivery service, addressed as follows:

ADVISER:	Passport Research, Ltd.
12555 Manchester Road
St. Louis, MO 63131
Attn: General Counsel
FUND:	Edward Jones Money Market Fund
12555 Manchester Road
St. Louis, MO 63131
Attn: Secretary

(b)  CONFLICTS OF INTEREST. It is understood that (i) directors/trustees, officers, agents and shareholders of the Fund are or may be interested in the Adviser or its affiliated persons as directors/trustees, officers, stockholders or otherwise, (ii) directors/trustees, officers, agents and shareholders of the Adviser or its affiliated persons are or may be interested in the Fund as directors/trustees, officers, shareholders or otherwise, and (ii) the existence of any such dual interests shall not affect the validity of this Agreement or of any transactions or performance under this Agreement except as specifically provided in (A) the Fund’s declaration of trust, by laws or similar Governing Document, (B) the Adviser’s declaration of trust, bylaws, or similar Governing Document, or (C) provisions of applicable laws, rules or regulations.

(c)  SEVERABILITY AND ENTIRE AGREEMENT. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement's subject matter. In the event that this Agreement is made applicable to any additional classes or funds by way of a schedule executed subsequent to the date first indicated above, provisions of such schedule shall be deemed to be incorporated into this Agreement as it relates to such class or fund so that, for example, the execution date for purposes of Section 17 of this Agreement with respect to such class or fund shall be the execution date of the relevant schedule. Nothing in this Agreement is intended to waive, discharge, supersede, limit or affect any other agreement between the Fund and the Adviser, or any affiliates of any of them.

(d)  ASSIGNMENTS; SUCCESSORS; NO-THIRD PARTY RIGHTS; SERVICE PROVIDERS. No party may assign any of its rights under this Agreement without the prior consent of the other party. Subject to the preceding sentence, and Section 19 of this Agreement, this Agreement will apply to, be binding in all respects upon, and inure to the benefit of the permitted successors and permitted assigns of the parties. Except as expressly provided in this Agreement, nothing expressed or referred to in this Agreement will be construed to give any person or entity other than the parties to this Agreement any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement. Except as expressly provided in this Agreement, this Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the parties to this Agreement and their permitted successors and permitted assigns.

Notwithstanding anything contained in this Agreement to the contrary, the Adviser may enter into arrangements with its affiliates and other third party contractors (such as, for example, proxy voting services) in connection with the performance of the Adviser’s services and other obligations under this Agreement, including for the provision of certain personnel, services and facilities to the Adviser, provided that such arrangements comply with the 1940 Act (including, if applicable the requirements of Section 15 of the 1940 Act). The Adviser agrees, subject to the terms and conditions of this Agreement, that the Adviser will remain responsible for any actions or omissions of such affiliates or other third-party contractors to the same extent as if the Adviser had taken such action or made such omission under this Agreement.

(e)  AMENDMENT. No provision of this Agreement may be changed, waived, or discharged orally, but may be changed, waived or discharged only by an instrument in writing signed by all parties and only in accordance with the provisions of the 1940 Act and the rules and regulations promulgated thereunder. Neither the failure nor any delay by any party in exercising any right, power, or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege.

(f)  CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(g)  GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including, the 1940 Act and the Advisers Act and any rules and regulations promulgated thereunder.

(h)  COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures on this Agreement may be communicated by electronic transmission (which shall include facsimile or email) and shall be binding upon the parties so transmitting their signatures.

(i)  CONSTRUCTION. Unless otherwise expressly provided: (i) the words “include,” “includes” and “including” do not limit the preceding words or terms, and shall be construed to be followed by “without limitation”; (ii) the word “or” in this Agreement is disjunctive but not necessarily exclusive (and should be construed, accordingly, as “and/or”); and (iii) any reference to “days” shall mean calendar days. This Agreement will be construed as if drafted jointly by the parties, and no presumption or burden of proof will arise favoring or disfavoring any party by virtue of the authorship of any provision in this Agreement. The following terms have the meanings given to such terms under the 1940 Act, and the rules and regulations promulgated thereunder: “interested persons”; “affiliated person”; “assign” or “assignment”, and “federal securities laws.”

(j)  MISCELLANEOUS. Where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all on the day and year first above written.

EDWARD JONES MONEY MARKET FUND	PASSPORT RESEARCH, LTD.

By: ___________________	By: ___________________
Name:	Name:
Title:	Title:

SCHEDULE A

Fund Management Services:

•	Prepare, file and maintain the Fund's governing documents and any amendments thereto, including, the charter documents and the by-laws;
•	Negotiate and secure for the Fund and its Trustees and officers: (i) a fidelity bond in an amount that is at least adequate to satisfy the requirements of the 1940 Act, (ii) Trustees' and officers' coverage and (iii) professional liability or errors and omissions coverages, in each case, under terms that are acceptable to the Board;
•	Provide individuals reasonably acceptable to the Board for nomination, appointment, or election as the following officers of the Fund, who will be responsible for the management of certain of the Fund's affairs as specified in the Fund's charter documents and by-laws, subject to direction by the Board: (i) the president and principal executive officer, (ii) the treasurer and principal financial and accounting officer, (iii) the chief compliance officer, (iv) the secretary, and (v) such other officers as are mutually agreeable;
•	Provide office space, telephone, office equipment and supplies for the Fund;
•	Manage internal audits of business processes and controls; and
•	Implement and maintain, together with affiliated companies, a business continuation and disaster recovery program for the Fund.

Shareholder and Financial Reporting Services:

•	Provide tax reporting oversight;
•	Prepare, and/or oversee the preparation of, and file the Fund's tax returns;
•	Coordinate the layout, printing and electronic delivery of publicly disseminated prospectuses and shareholder reports, make recommendations to improve their effectiveness or reduce expenses;
•	Coordinate the layout, printing and delivery of marketing and other collateral materials relating to the Fund, including, Fund fact sheets;
•	Provide treasury oversight, including, net asset value, yield, total return and dividend information;
•	Provide portfolio valuation oversight, including, pricing service selection and oversight;
•	Compare the portfolio accountant’s calculation of dividend and capital gains recommendations with previous recommendations for reasonableness of changes; consult with portfolio managers concerning fixed dividend recommendations;
•	Perform a monthly comparison of the portfolio accountant's performance calculations and projected annual Fund expenses with previous calculations and projections for reasonableness of changes;
•	Review Fund expense reports prepared by the portfolio accountant; and
•	Review the portfolio accountant's calculation of year-end shareholder tax reports (AUM income calculation, state income percentages and government income percentages).

Service Provider Oversight Services:

•	Prepare and administer contracts on behalf of the Fund and supervise relationships with, among others, the Fund's Sub-Advisers, portfolio accountants, custodians, transfer agents, distributors and other service providers, subject to any terms and conditions established by the Board and the requirements of the 1940 Act;
•	Evaluate and obtain custody services from a financial institution that meets the requirements of the 1940 Act;
•	Review and recommend changes to the transfer agent's policies and procedures to mitigate fraud, enhance shareholder services or reduce expenses and support and monitor the transfer agent's cost-basis reporting obligations;
•	Evaluate and recommend the pricing services used by the Fund; participate in the fair valuation of portfolio securities as required by the Fund's fair valuation procedures; review and recommend changes to the Fund's fair valuation procedures;
•	Select and perform due diligence regarding proposed new owners of omnibus accounts as proposed recordkeeping agents for the Fund; enter into agreements as agent for the Fund, substantially in the form most recently approved by the Board, with the registered owners of omnibus accounts for the provision of services necessary for the recordkeeping or sub-accounting of share positions held in underlying sub-accounts (the "Recordkeeping Agreements"), together with such changes thereto as may be agreed to by the Fund so long as such changes do not (i) increase the fees payable by the Fund under the Recordkeeping Agreements, (ii) alter the indemnity obligations of the Fund owing to or from the Fund thereunder or (iii) otherwise materially alter the obligations of the Fund under the Recordkeeping Agreements; agree, on behalf of the Fund, to make payments for services rendered under Recordkeeping Agreements out of the assets of the Fund in amounts not to exceed the amounts determined from time to time by the Board; and give instructions to the transfer agent of the Fund, for and on behalf of the Fund as proper instructions of the Fund under and pursuant to the agreement for transfer agency services with the transfer agent, to perform the services of the Fund under each such Recordkeeping Agreement, excepting only the indemnity obligations owing from the Fund thereunder; and
•	Maintain and deliver authorized signers' lists to the Fund's custodian

Fund Administration Services:

•	Prepare and file, and/or oversee the preparation of and filing, with the SEC and the appropriate state securities authorities: (i) the registration statements for the Fund and the Fund's shares and all amendments thereto, (ii) shareholder reports and other applicable regulatory reports and communications, including reports on Form N-CSR, Form N-PX, Form N-Q, Form N-SAR, Form N-MFP, Form N-CR and annual and semi-annual reports to shareholders, (iii) proxy materials, (iv) notices pursuant to Rule 24f-2, and (v) such other documents as may be necessary to enable the Fund to continuously offer its shares;
•	Subject to the Board's direction, coordinate meetings of the Board (and its committees), including: (i) the creation of notices, agendas, legal memoranda and administrative reports, and (ii) the review and compilation of other materials prepared by the Fund's distributor, any Sub-Adviser, portfolio accountant, custodian, transfer agent, auditor, independent counsel or other service providers to support the Board's discussions and actions taken;
•	Prepare and maintain minutes of meetings of the Board, Board committees and shareholders;
•	Review and recommend changes to policies and procedures designed to reduce Fund expenses;
•	Monitor changes in applicable regulations and make corresponding changes in, or develop new, policies and procedures for the Fund or for any applicable service provider;
•	Arrange for and oversee the preparation and posting of money market fund daily website disclosures including, percentage of daily and weekly assets, shareholder net flows, net asset values and required historical information;
•	Compare the portfolio accountant's calculations of the Fund's distribution pool balances with the portfolio accountant's previous calculations for reasonableness of changes;
•	Provide portfolio accountant expense calculation oversight and payment authorization;
•	Prepare, review and negotiate standard forms of indentures, guarantees, agreements, certificates, confirmations and other documentation relating to the legal terms of securities eligible for purchase by money market funds, provided that the Adviser shall not have any obligation to: (i) provide any written legal opinions regarding such securities or (ii) prepare, review or negotiate any document for which a standard form has not been developed and accepted for use by the investment company industry;
•	Respond to all inquiries or other communications from shareholders and other parties or, if the inquiry is more properly responded to by another of the Fund's service providers, referring the individual making the inquiry to the appropriate person;
•	Compare, as applicable, the portfolio accountant's calculation of the Fund's net asset value, yield, average maturity, dividends, Fund total return and performance and total assets with the portfolio accountant's previous calculations and with changes in the relevant securities market on a daily basis for reasonableness of changes;
•	Perform a weekly and month-end comparison, as applicable, of the portfolio accountant's amortized cost monitor with the previous amortized cost monitor for reasonableness of changes to the net asset value calculation; notify designated parties, as necessary, of deviations in compliance with the Fund's Rule 2a-7 procedures, if any; and
•	Perform the following "blue sky" services, either itself or through one or more affiliated or unaffiliated service providers: (1) provide a system to monitor the total number of shares of the Fund (and/or class) sold in each state, (2) monitor the total number of shares of the Fund (and/or class) sold in each state and, where appropriate, increase the number of shares registered in such state, (3) with respect to shareholders of the Fund whose shareholdings are fully disclosed on the transfer agent's recordkeeping system, (a) identify those transactions and assets to be treated as exempt from blue sky reporting for each state and (b) verify the classification of transactions for each state on the transfer agent's recordkeeping system, and (4) with respect to shareholders of the Fund whose shareholdings are not fully disclosed on the transfer agent's recordkeeping system, rely upon information provided by the relevant financial intermediary transacting for such holder of shares in performing the obligations set forth in subsection (2) above.

Compliance Services:

•	Monitor enterprise level risks associated with the services provided herein;
•	Monitor the Fund's status as a regulated investment company under the Internal Revenue Code (“Code”) as amended;
•	Provide compliance services, as directed by the Fund's Chief Compliance Officer, which includes monitoring the Fund's compliance with its policies and procedures, and with applicable federal, state and foreign securities laws, and the rules and regulations thereunder, as applicable;
•	Administer the Fund's Code of Ethics;
•	Monitor the Fund's compliance with its investment policies, objectives and restrictions as set forth in its currently effective registration statement;
•	Provide a quarterly report regarding the Fund’s compliance with its investment objectives and policies, applicable law, including, the 1940 Act and Subchapter M of the Code, and the Fund’s policies, guidelines or procedures as applicable to the Adviser’s obligations under this Agreement;
•	Assist the Fund in regulatory examinations, audits, inspections or investigations of the Fund;
•	Furnish to the Board such information as may reasonably be requested for the Board to evaluate this Agreement or any proposed amendments thereto for the purposes of approving this Agreement, the renewal thereof or any amendment thereto;
•	Monitor and provide oversight of key service providers' and sub-advisors' compliance policies and procedures;
•	Provide oversight of distribution and service fee payments;
•	Promptly complete and return to the Fund any compliance questionnaires or other inquiries submitted to Federated in writing and provide such other compliance services as may be requested by the Adviser or the Fund's chief compliance officer; and
•	Notify the Fund in the event the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Fund (excluding class action suits in which the Fund is a member of the plaintiff class by reason of the Fund’s ownership of shares in the defendant) or the compliance by the Adviser with the federal or state securities laws.

SCHEDULE B

Edward Jones Money Market Fund

Annual Fee Rate as a Percentage of

Average Daily Net Assets

0.20%

Proposed Sub-Advisory Agreement – Exhibit B

EDWARD JONES MONEY MARKET FUND

SUB-ADVISORY AND SUB-ADMINISTRATION AGREEMENT

THIS SUB-ADVISORY AND SUB-ADMINISTRATION AGREEMENT (“Agreement") is made as of the ____ day of _____, 2016, by and among Passport Research, Ltd., a Pennsylvania limited partnership (the “Adviser”), Federated Investment Management Company, a Delaware statutory trust (the “Sub-Adviser”), Federated Administrative Services (“Sub-Administrator”) (Sub-Adviser and Sub-Administrator, severally and not jointly, shall be referred to, as applicable, as “Federated”) and Edward Jones Money Market Fund, a Massachusetts voluntary association (commonly known as a business trust) (the “Fund”), solely for the purposes of compensation paid pursuant Paragraph 16 of this Agreement.

W I T N E S S E T H

WHEREAS, the Fund is registered with the U.S. Securities and Exchange Commission (“SEC”) as an open-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Adviser and the Sub-Adviser are each registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and engages in the business of providing investment management services;

WHEREAS, the Adviser and Fund have entered into an Investment Management and Administration Agreement dated ________________, 2016 (the “Investment Management and Administration Agreement”), pursuant to which the Adviser may retain one or more sub-advisers (including, sub-administrators) to render portfolio management and administrative services to the Fund pursuant to agreements between the Adviser and each such sub-adviser;

WHEREAS, the Adviser, with the approval of the Board of Trustees of the Fund (the “Board” or the “Trustees”), has selected: (i) the Sub-Adviser to act as investment sub-adviser to perform such investment sub-advisory services to the Fund under the terms and conditions as set forth herein; and (ii) the Sub-Administrator to provide certain related sub-administrative services, as more fully set forth below, and to perform such services under the terms and conditions set forth herein; and

WHEREAS, both the Sub-Adviser and Sub-Administrator agree to serve as the investment sub-adviser and sub-administrator, respectively, for the Fund on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the covenants and mutual promises hereinafter set forth, the parties to this Agreement, intending to be legally bound hereby, mutually agree as follows:

1.  APPOINTMENT OF SUB-ADVISER AND SUB-ADMINISTRATOR. The Adviser hereby appoints the Sub-Adviser and Sub-Administrator, and the Sub-Adviser and Sub-Administrator hereby accept such appointment, to render investment advisory and administrative services, respectively, to the Fund for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Adviser and the Board.

2.  DUTIES OF SUB-ADVISER.

(a)  INVESTMENT MANAGEMENT SERVICES. Subject to the supervision of the Adviser and the Board, the Sub-Adviser shall act as investment sub-adviser to the Fund and shall supervise investments of the Fund in accordance with the investment objectives, policies and restrictions of the Fund as provided in the Fund’s Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time, and in compliance with the requirements applicable to registered investment companies under applicable laws, including, the 1940 Act, the Commodity Exchange Act and the rules of the National Futures Association, and those requirements applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder, as amended (the “Code”). From time to time, the Adviser or the Fund may provide the Sub-Adviser with written copies of other investment policies, guidelines and restrictions applicable to the Sub-Adviser's management of the Fund, which shall become effective at such time as agreed upon by both parties. Subject to each of the foregoing sentences above, the Sub-Adviser shall have full discretionary authority to manage the investment of the assets of the Fund, including purchasing, holding or selling the securities and other assets of the Fund, selecting brokers, dealers, future commissions merchants and other intermediaries, settling and allocating trades, aggregating trades, and seeking to obtain best execution, in each case, without prior consultation with the Adviser or Board and in accordance with the 1940 Act, the Advisers Act and the rules and regulations thereunder, and applicable policies and procedures of the Fund or Sub-Adviser as in effect from time to time.

Without limiting the generality of the foregoing, and subject to the terms and conditions of the Agreement, the Sub-Adviser shall, at its own expense:

i.	Furnish the Fund with advice and recommendations with respect to the investment of the Fund’s assets and the purchase and sale of portfolio securities and other investments for the Fund, including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders);
ii.	Manage and oversee the Fund's investments, subject to the ultimate supervision and direction of the Adviser and the Board;
iii.	Vote proxies for the Fund (or delegate such responsibility to vote proxies), and, to the extent applicable, file beneficial ownership reports required by Sections 13(d), (f), (g) and (h) of the Securities Exchange Act of 1934 (the “1934 Act”) for the Fund;
iv.	Maintain records relating to the advisory services provided by the Sub-Adviser hereunder required to be prepared and maintained by the Sub-Adviser or by the Sub-Adviser on behalf of the Fund pursuant to applicable law;
v.	Provide reasonable assistance with respect to valuations of Fund assets, economic conditions and other matters related to the investment of the Fund’s assets which the Adviser or the officers of the Fund may reasonably request;
vi.	Render to the Adviser and the Board such periodic and special reports with respect to the Fund’s investment activities as the Adviser or the Board may reasonably request;
vii.	Submit such reports and information as the Adviser or the Fund may reasonably request to assist the Fund's custodian (the "Custodian") in its determination of the market value of securities held in the Fund;
vii.	Provide instructions to the Custodian concerning trade deliveries and settlements;
ix.	As soon as practicable after the close of business each day but no later than 11:00 am Eastern time the following business day (or such later time agreed to between Adviser and Sub-Adviser) provide the Custodian with electronic copies (or, as applicable, electronic communications) of trade tickets for each transaction effected for the Fund by the Sub-Adviser, provide electronic copies (or, as applicable, electronic communications) to the Adviser and the Fund upon reasonable request, and promptly forward to the Custodian electronic copies (or, as applicable, electronic communications) of all brokerage or dealer confirmations received by the Sub-Adviser;
x.	As soon as practicable following the end of each calendar month (and, in no event, later than any time agreed between Adviser and Sub-Adviser), reconcile, to the extent necessary information is in Sub-Adviser’s possession and provided by the Custodian, all transactions effected for the Fund during the month by the Sub-Adviser, a summary listing all investments attributable to transactions of the Sub-Adviser that are held by the Fund as of the last day of the month, and such other transaction information, and communicate to the Adviser any discrepancies identified, as the Adviser or the Fund may reasonably request in connection with any advisory services that the Sub-Adviser provides for the Fund; and
xi.	Provide instructions to Custodian regarding corporate actions.

(b)  CODE OF ETHICS. The Sub-Adviser has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act (the “Code of Ethics”), which it has provided to the Adviser and the Fund. The Sub-Adviser shall ensure that it complies in all material respects with the Sub-Adviser’s Code of Ethics, as in effect from time to time. Upon request, the Sub-Adviser shall provide the Adviser and the Fund with a (i) copy of the Sub-Adviser’s current Code of Ethics, as in effect from time to time, and (ii) a mutually acceptable certification that it has adopted procedures reasonably necessary to prevent its personnel from engaging in any conduct prohibited by the Sub-Adviser’s Code of Ethics. Annually, the Sub-Adviser shall furnish a written report, which complies with the requirements of Rule 17j-1, concerning the Sub-Adviser’s Code of Ethics to the Adviser and the Board. The Sub-Adviser shall respond to reasonable requests for information from the Adviser and the Fund as to violations of the Code of Ethics by personnel and the sanctions imposed by the Sub-Adviser. The Sub-Adviser shall promptly notify the Adviser and the Fund of any material violation of the Code of Ethics, whether or not such violation relates to a security held by the Fund.

(c)  BROKERAGE. In connection with the investment and reinvestment of the Fund's assets, the Sub-Adviser is authorized to select the brokers, dealers, futures commission merchants, or other intermediaries that will execute purchase and sale transactions for the Fund’s portfolio, to execute for the Fund as its agent and attorney-in-fact standard customer agreements and other documentation in connection with opening trading accounts with such brokers, dealers, futures commission merchants, or other intermediaries including, ISDA agreements. Sub-Adviser agrees to use reasonable efforts to seek to obtain the best execution consistent with applicable law with respect to all such purchases and sales of portfolio securities for said portfolio. Subject to its obligation to seek best execution, Sub-Adviser may: (A) select brokers, dealers, futures commission merchants or other intermediaries that are affiliated persons of the Fund, Adviser or Sub-Adviser, provided that any trade orders placed with any such affiliated person are placed in accordance with the 1940 Act, and the rules and regulations thereunder, and the Fund’s and Sub-Adviser’s applicable policies and procedures as in effect from time to time; and (B) consider the reliability, integrity and financial condition of a broker, dealer, futures commission merchants, or other intermediary, the size of and difficulty in executing a transaction, the best net price available, the value of the expected contribution of the broker–dealer to the investment performance of the Fund on a continuing basis, and other factors that Sub-Adviser deems appropriate and consistent with Sub-Adviser’s policies and procedures as in effect from time to time in selecting brokers, dealers, futures commission merchants or other intermediaries. The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. The Sub-Adviser shall maintain records adequate to demonstrate compliance with the requirements of this Section. Such records shall be made available to the Adviser and the Fund upon request.

In evaluating the ability of a broker-dealer to provide best execution with respect to a particular transaction, the Sub-Adviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the 1934 Act). Consistent with any guidelines established by the Adviser or the Board and Section 28(e) of the 1934 Act, the Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer -- viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to its discretionary clients, including the Fund. In addition, the Sub-Adviser is authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Sub-Adviser, the Adviser or the Fund's principal underwriter) if the Sub-Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will the Fund’s assets be purchased from or sold to the Sub-Adviser, the Adviser, the Fund's principal underwriter, or any affiliated person of either the Fund, the Sub-Adviser, the Adviser or the Fund’s principal underwriter, acting as principal in the transaction, except to the extent permitted by the SEC and the 1940 Act.

The Sub-Adviser shall cause all securities and other property purchased or sold for the Fund to be settled at the place of business of the Custodian or as the Custodian shall direct.

At the request of the Sub-Adviser, the Adviser shall (or shall cause the Fund to) execute a mutually acceptable standalone limited power of attorney evidencing the Sub-Adviser’s authority to effect transactions on behalf of the Fund.

(d)  CUSTODY. All securities and other property of the Fund shall remain in the direct or indirect custody of the Custodian except as otherwise authorized by the Board. The Sub-Adviser shall have the authority to instruct the Custodian to pay cash for securities and other property delivered to the Custodian for the Fund and deliver securities and other property against payment for the Fund, and such other authority granted by the Fund from time to time. The Sub-Adviser shall not have authority to cause the Custodian to deliver securities and other property or pay cash to the Sub-Adviser except as expressly provided herein.

(e)  PROXY VOTING. Adviser hereby authorizes Sub-Adviser to, and Sub-Adviser will, in Sub-Adviser’s discretion and without prior consultation with Adviser or the Board, vote (either directly or through a voting service engaged by Sub-Adviser) all proxies and corporate actions of which Sub-Adviser receives timely notice that are solicited by or with respect to issuers of securities or other assets in which the sub-advised assets may be invested from time to time. Such votes shall be made by Sub-Adviser in accordance with Sub-Adviser’s proxy voting policies and procedures as in effect from time to time. Upon written notice to Sub-Adviser, the Board may at any time withdraw the authority granted to Sub-Adviser pursuant to this Section to perform any or all of the proxy voting services contemplated hereby. While Sub-Adviser will reasonably cooperate with Adviser in providing information to Adviser to allow Adviser to prepare (or cause to be prepared) Form N-PX filings, Federated shall not be responsible for making any Form N-PX filings.

(f)  AGGREGATION OF ORDERS. Sub-Adviser may (but shall not be obligated to) aggregate purchase or sale orders for the Fund with contemporaneous purchase or sale orders of other clients of Sub-Adviser or its affiliated persons. In such event, allocation of the securities or other investments so purchased or sold, as well as the expenses incurred in the transaction, will be made by Sub-Adviser in the manner Sub-Adviser considers to be equitable and consistent with Sub-Adviser’s applicable policies and procedures as in effect from time to time and consistent with applicable law. Adviser hereby acknowledges that such aggregation of orders may not result in a more favorable price or lower brokerage commissions in all instances.

3.  DUTIES OF SUB-ADMINISTRATOR. Subject to the supervision of the Adviser and the Board, and in connection with the operation of the Fund's business and affairs, the Sub-Administrator shall provide facilities, equipment and personnel to carry out the sub-administrative services agreed to between Adviser and Sub-Administrator from time to time. Adviser and Sub-Administrator agree that, initially, the sub-administrative services to be provided by Sub-Administrator are set forth on Schedule A attached hereto.

4.  REPRESENTATIONS OF FEDERATED. Each of Sub-Adviser and Sub-Administrator, as applicable, represents, warrants and agrees with respect to itself that:

(a)  Federated has all requisite power and authority to enter into and perform its obligations under this Agreement;

(b)  Federated has taken all necessary actions to authorize its execution, delivery and performance of this Agreement;

(c)  Sub-Adviser is registered as an adviser under the Advisers Act and will remain so registered for the duration of this Agreement. The Sub-Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and to the best knowledge of the Sub-Adviser, there is no proceeding or investigation that is reasonably likely to result in the Sub-Adviser being prohibited from performing the services contemplated by this Agreement. The Sub-Adviser agrees to promptly notify the Adviser and the Fund of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser to an investment company. The Sub-Adviser is in compliance in all material respects with all applicable federal and state law in connection with its investment management operations; and

(d)  Sub-Adviser has furnished to the Adviser and the Fund, the Sub-Adviser’s most recent registration statement on Form ADV.

5.  REPRESENTATIONS OF THE ADVISER. The Adviser represents, warrants and agrees that:

(a)  Adviser has all requisite power and authority to enter into and perform its obligations under this Agreement and the Investment Management and Administration Agreement;

(b)  Adviser has taken all necessary actions to authorize its execution, delivery and performance of this Agreement and the Investment Management and Administration Agreement;

(c)  Adviser has the authority under the Investment Management and Administration Agreement to appoint Federated to perform the services contemplated in this Agreement; and

(d)  Adviser is registered as an adviser under the Advisers Act and will remain so registered for the duration of this Agreement. The Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and to the best knowledge of the Adviser, there is no proceeding or investigation that is reasonably likely to result in the Adviser being prohibited from performing the services contemplated by this Agreement. The Adviser agrees to promptly notify the Adviser and the Fund of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to an investment company. The Adviser is in compliance in all material respects with all applicable federal and state law in connection with its investment management operations.

6.  COVENANTS OF THE SUB-ADVISER. The Sub-Adviser covenants that it shall:

(a)  Maintain all licenses and registrations necessary to perform its duties hereunder in good order at all times throughout this Agreement; and

(b)  Maintain insurance in the types and in an amount at least equal to that disclosed to the Board in connection with its approval of this Agreement and shall provide prompt notice to the Adviser and the Fund (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims are reasonably expected to be made on its insurance policies. Furthermore, the Sub-Adviser shall, upon reasonable request, provide the Adviser and the Fund with any information they may reasonably require concerning the amount of or scope of such insurance.

7.  DUTIES OF ADVISER.

(a)  Adviser has furnished to the Sub-Adviser (to the extent not already in Sub-Adviser’s possession) true, correct and complete copies, and will continue to furnish future material amendments, of each of the following documents:

i.	the Fund’s declaration of trust, articles of incorporation, registration statement or similar governing document, and bylaws (each document identified being “Governing Documents”);
ii.	the resolutions of the Board and, as applicable, shareholders approving the Investment Management and Administration Agreement and this Agreement and Adviser’s appointment as investment adviser for the Fund under the Investment Management and Administrative Agreement, and Federated’s appointment as sub-adviser and sub-administrator (as applicable) for the Fund under this Agreement;
iii.	the Investment Management and Administration Agreement; and
iv.	any exemptive order relied on by Adviser or the Fund that may affect the performance of Sub-Adviser’s services and other obligations under this Agreement (including any “manager of managers” exemptive order).

Additionally, the Adviser shall provide Sub-Adviser, prior to the effective date of this Agreement and annually after this Agreement becomes effective, with a written list of all affiliated persons of the Fund (and any affiliated person of such an affiliated person) and Adviser shall promptly provide Sub-Adviser with an updated written list whenever Adviser becomes aware of any additional affiliated persons or other changes to the most recently provided list.

(b)  Adviser agrees to (or to cause the Fund to) submit any proposed language in any required filings (“blue-sky” filing or filing with the SEC or applicable state securities regulator, or any amendment or supplement to any of the foregoing, collectively, “requirement filings”), or any sales literature, statement, communication or other document relating to the Adviser or the Fund, that mentions Federated (other than identifying Federated as sub-adviser or sub-administrator to the Fund), or that describes Federated’s services or other obligations hereunder, to Federated as agreed between the parties prior to use for prompt review of such materials by Federated within a reasonable and appropriate deadline. Adviser acknowledges and agrees that Federated is not responsible for ensuring that any required filings, or any sales literature, statement, communication or other document relating to the Adviser or the Fund is in compliance with all disclosure and other requirements under applicable laws, rules or regulations, and that Federated shall have no liability in connection therewith, except to the extent arising out of a material inaccuracy in, or material omission from, information furnished in writing by Federated to Adviser or the Fund for inclusion in any required filings, or Sub-Administrator’s breach of the standard of care found in Section 19(c) in connection with the performance of the Sub-Administrator’s sub-administrative services under this Agreement, that causes any such required filings to (i) fail to be accurate and complete in all material respects with respect to Federated or its services, or (ii) omit to state any material fact necessary in order to make the statements may therein with respect to Federated or its services, in light of the circumstances under which there were made not misleading.

8.  LEGAL PROCEEDINGS. The Adviser will be responsible for all class actions and lawsuits involving the Fund or securities held, or formerly held, in the Fund. Federated is not required to take any action or to render investment-related advice or administrative services with respect to lawsuits involving the Fund, including those involving securities presently or formerly held in the Fund, or the issuers thereof, including actions involving bankruptcy. In the case of notices of class action suits received by Federated involving issuers presently or formerly held in the Fund, Federated shall promptly forward such notices to the Adviser and, with the consent of the Adviser, may provide information about the Fund to third parties for purposes of participating in any settlements relating to such class actions.

9.  VALUATION. Subject to Federated’s obligation to provide reasonable assistance with respect to valuation of the Fund as contemplated in Section 2(a)(v) of this Agreement, Federated is not a pricing agent and is not responsible for valuing or pricing the securities and other assets invested in, held by or sold by the Fund, and Adviser, the Fund, and Federated will rely on one or more pricing agents chosen by the Board for prices of the securities and other assets of the Fund for all purposes.

10.  COMPLIANCE TESTING. Federated is not the compliance agent for the Fund or Adviser, may not have access to all of the books and records of the Fund necessary to perform certain compliance testing, and will not be obligated to request any books and records of the Fund not in Federated’s possession for purposes of compliance testing. To the extent that Federated has agreed to perform the services specified in this Agreement in accordance with applicable laws, rules or regulations (for example, the 1940 Act and Subchapter M of the Code), the Fund’s Governing Documents, Adviser’s, the Fund’s or Federated’s policies, or written instructions, Federated shall perform such services based upon its books and records with respect to the Fund (or the portion of the Fund to which Federated is responsible for providing services hereunder), which may comprise only a portion of the Fund’s books and records, and shall not be held responsible under this Agreement so long as it performs such services in accordance with this Agreement based upon such books and records.

11.  IMPLEMENTATION OF CHANGES. Federated shall be afforded a reasonable amount of time to implement any change in applicable law, rule or regulation (but in no event (except after obtaining a proper exemptive order or other relief or Adviser’s consent) beyond the mandatory compliance date for any change in applicable law, rule or regulation), any change in the Fund’s Governing Documents, any change in the Fund’s or Adviser’s policies and procedures, any change in Federated’s policies and procedures, and any other change arising out of any other instructions provided by the Board or Adviser in writing to Federated. Federated shall not be responsible for implementing (or failing to implement) any change in the Fund’s Governing Documents, or resulting from any instruction of the Board or Adviser, that is not specifically identified in a writing provided to Federated. Federated will promptly inform Adviser if Federated is not able to implement any such change or new instruction. Notwithstanding any other provision of this Agreement, Federated shall not be responsible for complying with any policy, procedure or instruction of the Adviser or the Fund, except to the extent (a) compliance with such policy, procedure or instruction is contemplated by this Agreement, (b) such policy, procedure or instruction is provided reasonably in advance in writing to Federated, and (c) Federated confirms to the Adviser that it can comply with such policy, procedure or instruction.

12.  TIMELY INFORMATION. The Adviser or its agent will provide timely information to Federated regarding such matters as inflows to and outflows from the Fund and the cash requirements of, and cash available for investment in, the Fund. The Adviser or its agent will timely provide (or cause to be provided) Federated with copies of monthly accounting statements for the Fund, and such other information as may be reasonably necessary or appropriate in order for Federated to perform its responsibilities hereunder.

13.  INDEPENDENT CONTRACTOR. Federated shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so in this Agreement or another writing by the Adviser or the Fund to Federated, have no authority to act for or represent the Adviser or the Fund in any way, or in any way be deemed an agent for the Adviser or the Fund. It is expressly understood and agreed that the services to be rendered by Federated to the Adviser and the Fund under the provisions of this Agreement are not to be deemed exclusive, and that Federated may give investment advice, provide administrative services, and take action with respect to other clients, including affiliates of Federated, that may be similar or different from that given or taken on behalf of the Adviser and the Fund.

14.  FEDERATED’S PERSONNEL. Federated, or an affiliate of Federated, shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement.

15.  EXPENSES.

(a)  Nothing in this Agreement shall alter the allocation of expenses and costs agreed upon between the Fund and the Adviser in the Investment Management and Administration Agreement to which they are parties, unless otherwise specifically provided herein.

(b)  Except as specifically contemplated in this Agreement, each of the parties to this Agreement shall bear their respective costs and expenses of performing its obligations hereunder.

(c)  The Adviser shall reimburse (or cause the Fund to reimburse) the Sub-Administrator for its reasonable out-of-pocket costs incurred in connection with this Agreement. All rights of compensation and expense reimbursement under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

(d)  The Adviser agrees promptly to reimburse (or cause the Fund to reimburse) Federated for any other reasonable expenses not contemplated by this Agreement that Federated may incur on the Adviser’s or the Fund’s behalf or the Adviser’s or the Fund’s request or with the Adviser’s or the Fund’s consent.

(e)  With respect to the Fund's operations, Federated shall be responsible for (i) providing the personnel, office space and equipment reasonably necessary to perform its obligations hereunder; and (ii) the costs of any special Board meetings or shareholder meetings convened for the primary benefit of the Sub-Adviser.

(f)  Federated, may, but is not obligated to, enter into a separate agreement pursuant to which Federated agrees to waive its management fee and/or reimburse Fund expenses in order to limit the total annual operating expenses of the Fund at a level set forth in such agreement.

(g)  Other than as herein specifically indicated, Federated shall not be responsible for the Adviser’s or the Fund’s expenses.

16.  SUB-ADVISORY AND SUB-ADMINISTRATIVE SERVICES FEE.

(a)  The Fund shall pay Federated, and Federated agrees to accept, as full compensation for all services rendered pursuant to this Agreement, an aggregate annual fee at the rate set forth in Schedule B to this Agreement.

(b)  The fee shall be computed daily at an annual rate based on the average daily net assets of the Fund. Such fee shall be accrued daily and paid to the Sub-Adviser on the first business day of the succeeding month. The method of determining average daily net assets for purposes of this Agreement shall be the same as the method of determining net asset value for purposes of establishing the offering and redemption price of the shares of the Fund as described in the Prospectus of the Fund.

(c)  The initial fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated prior to the end of any month, the fee to Federated shall be prorated for the portion of any month in which this Agreement is in effect, and shall be payable within 10 days after the date of termination.

(d)  Subject to Section 15(f) above, the fee payable to Federated under this Agreement will be reduced as may be agreed upon by the parties under any expense limitation agreement between the parties.

17.  CONFLICTS WITH FUND’S GOVERNING DOCUMENTS AND APPLICABLE LAWS. Nothing herein contained shall be deemed to require the Fund to take any action contrary to the Amended and Restated Agreement and Declaration of Trust of the Fund, as amended from time to time, the Amended and Restated By-Laws of the Fund, or any applicable statute or regulation, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Fund. For purposes of this Agreement, the Adviser and the Sub-Adviser acknowledge that the Board retains ultimate plenary authority over the Fund and may take any and all actions necessary and reasonable to protect the interests of shareholders.

18.  REPORTS AND ACCESS. To the extent not otherwise identified in this Agreement, the parties agree to: (i) furnish upon request to each other such further information and documentation; (ii) execute and deliver to each other such other documents; and (iii) do such other acts and things, all as the other party may reasonably request for the purpose of carrying out the intent of this Agreement and the documents referred to in this Agreement.

19.  FEDERATED’S LIABILITIES; STANDARD OF CARE; INDEMNIFICATION.

(a)  Federated shall comply, in all material respects, with all applicable laws and regulations in the discharge of its duties under this Agreement; and it shall comply with the investment policies, guidelines and restrictions of the Fund or Sub-Adviser (as applicable) to the extent required to do so under this Agreement.

(b)  Federated shall not be obligated to perform any service not described in this Agreement, and shall not be deemed by virtue of this Agreement to have made any representation or warranty that any level of investment performance or level of investment results will be achieved.

(c)  Notwithstanding any other provision in this Agreement, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of Federated, Federated will not be subject to liability for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, including, for any error of judgment, for any mistake of law, or any other act or omission by Federated. Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and, therefore, nothing in this Agreement will in any way constitute a waiver or limitation of any rights which Adviser (or the Fund) may have under any federal securities law or state law that cannot be waived by contract.

(d)  The Sub-Adviser and Sub-Administrator, severally and not jointly, shall indemnify and hold harmless the Adviser and the Fund from and against any and all claims, losses, liabilities or damages (including reasonable attorney's fees and other reasonable related expenses) resulting from its willful misfeasance, bad faith or gross negligence in connection with the performance of its obligations under this Agreement, or from its reckless disregard or material breach of its obligations and duties under this Agreement; provided, however, that the Sub-Adviser's obligation under this Section 19(d) shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Adviser or the Fund, is caused by or is otherwise directly related to the Adviser’s or the Fund’s (or another service provider’s (other than Federated’s)) own willful misfeasance, bad faith or gross negligence, or to the reckless disregard or material breach of its duties under this Agreement, the Investment Management and Administration Agreement or other agreement with the Adviser or the Fund.

(e)  The Sub-Adviser and Sub-Administrator, severally and not jointly, shall be responsible for any reasonable expenses incurred by the Fund or the Adviser in responding to a legal, administrative, judicial or regulatory action, claim, or suit involving the Sub-Adviser or Sub-Administrator, respectively, to which neither the Fund nor the Adviser is a party.

(f)  Adviser shall be responsible for any reasonable expenses incurred by the Sub-Adviser or Sub-Administrator, as applicable, in responding to a legal, administrative, judicial or regulatory action, claim or suit involving the Adviser or the Fund to which Sub-Adviser or Sub-Administrator, as applicable, is not a party.

(g)  The Adviser shall indemnify and hold harmless Federated from and against any and all claims, losses, liabilities or damages (including reasonable attorney's fees and other reasonable related expenses) resulting from the Adviser's or the Fund’s willful misfeasance, bad faith or gross negligence in connection with the performance of the Adviser's or the Fund’s obligations under this Agreement or the Investment Management and Administration Agreement, or from the Adviser’s or Fund’s reckless disregard or material breach of its obligations and duties under this Agreement or the Investment Management and Administration Agreement; provided, however, that the Adviser's obligation under this Section 19(g) shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by Federated, is caused by or is otherwise directly related to Federated’s own willful misfeasance, bad faith or gross negligence, or to the reckless disregard or material breach of its duties under this Agreement.

(h)  Neither Federated nor the Adviser shall be liable for special, consequential or incidental damages.

(i)  No provision of this Agreement shall be construed to protect any Trustee or officer of the Fund or officer of the Adviser or Federated, from liability in violation of Sections 17(h) and (i) of the 1940 Act.

20.  EXCLUSIVITY; TRADING FOR SUB-ADVISER’S OWN ACCOUNT. The services of Federated to the Fund are not to be deemed exclusive, and Federated may act as investment adviser or administrator for any other person, and shall not in any way be limited or restricted from buying, selling or trading any securities for its own accounts or the accounts of others for whom it may be acting, provided, however, that Federated expressly agrees that it will undertake no activities which, in its reasonable judgment, will adversely affect, in any material respect, the performance of its obligations to the Fund under this Agreement. Federated may give advice and take action in the performance of its duties with respect to any of its other clients which may differ from advice given or the timing or nature of action taken with respect to the Fund. Nothing in this Agreement shall be deemed to require Federated, its principals, affiliates, agents or employees to purchase or sell for the Fund any security which it or they may purchase or sell for its or their own account or for the account of any other client.

21.  TERM. This Agreement shall become effective as of the date executed and shall remain in full force and effect for a period of two (2) years, unless sooner terminated as hereinafter provided.

This Agreement shall continue in effect thereafter for additional periods not exceeding one year so long as such continuation is specifically approved at least annually by (i) the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund or (ii) the vote of a majority of the Trustees of the Fund who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve the Agreement as provided herein, the Sub-Adviser may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder. The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings set forth in the 1940 Act, and the foregoing requirement that continuance of this Agreement be “specifically approved at least annually” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

22.  RIGHT TO USE NAME. Federated has the right to use the name “Edward Jones Money Market Fund” in connection with its services to the Fund. Further, nothing in this Agreement is intended, or shall be construed, as preventing Federated or its affiliates from using Adviser’s or the Fund’s name in any response to a request for information/proposal, and Federated and its affiliates are expressly authorized to include the name of the Adviser and the Fund on representative client lists.

23.  TERMINATION; ASSIGNMENT.

(a)  This Agreement may be terminated with respect to Sub-Adviser, Sub-Administrator, or both: (i) by the Adviser or the Fund, by the Board or by vote of a majority of the outstanding voting securities of the Fund at any time without payment of any penalty, upon sixty (60) days’ written notice to Federated; and (ii) by Federated upon sixty (60) days’ written notice to the Adviser and the Fund. In the event of a termination of all or either the sub-advisory services or sub-administrative services under this Agreement, Federated shall cooperate in the orderly transfer of the Fund’s affairs and, at the request of the Adviser or the Fund, transfer, at the Adviser’s expense, any and all books and records of the Fund maintained by the Sub-Adviser and/or Sub-Administrator, as applicable, on behalf of the Fund.

(b)  This Agreement shall terminate automatically in the event of its assignment or in the event of a termination of the Investment Management and Administration Agreement. The term “assignment” shall have the meaning set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the SEC under the 1940 Act.

(c)  In the event of a termination, Sub-Adviser or Sub-Administrator (as applicable) shall cease all activity on behalf of the Fund, except as expressly directed by Adviser in connection with the completion or transition of services, and, as applicable, except for the settlement of securities transactions already entered into for the account of the Fund.

(d)  Termination of this Agreement (in whole or in part) shall not relieve Adviser or Federated of any liability incurred hereunder for acts or omissions taken or made prior to termination.

(e)  Sections 19 and 25 of this Agreement shall survive the termination of this Agreement.

24.  BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, Federated hereby agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund copies of any of such records upon the Fund’s request, provided, however, that Federated may retain copies of any records to the extent required for it to comply with applicable laws. Any such records maintained will be bound by the confidentiality obligations within Section 25 of this Agreement for as long as the records are maintained. Federated further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records relating to its activities hereunder required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records relating to its activities hereunder required by Rule 204-2 under the Advisers Act for the period specified in said Rule.

25.  CONFIDENTIALITY; NONPUBLIC PERSONAL INFORMATION. Adviser and Federated each agree to keep confidential any nonpublic information concerning the other party and will not use or disclose such information for any purpose other than the performance of its responsibilities and duties hereunder, unless the non-disclosing party has authorized such disclosure or if such disclosure is compelled by subpoena or is expressly required or requested by applicable federal or state regulatory authorities. Nonpublic information shall not include information a party to this Agreement can clearly establish was (a) known to the party prior to this Agreement; (b) rightfully acquired by the party from third parties whom the party reasonably believes are not under an obligation of confidentiality to the other party to this Agreement; (c) placed in the public domain without fault of the party or its affiliates; or (d) independently developed by the party without reference or reliance upon the nonpublic information.

Notwithstanding any provision herein to the contrary, Federated agrees on behalf of itself and its managers, members, officers, and employees to (1) treat confidentially and as proprietary information of the Fund (a) all records and other information relative to the Fund’s prior, present, or potential shareholders (and clients of said shareholders) and (b) in accordance with SEC Regulation S-P ("Regulation S-P"), any nonpublic personal information, promulgated under the Gramm-Leach-Bliley Act (the “G-L-B Act”); and (2) except after prior notification to and approval in writing by the Fund, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act. Such written approval shall not be unreasonably withheld by the Fund and may not be withheld where Federated may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities.

26.  ANTI-MONEY LAUNDERING COMPLIANCE. Federated acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder (together, “AML Laws”), the Fund has adopted an Anti-Money Laundering Policy. Federated agrees to comply with the Fund’s Anti-Money Laundering Policy and the AML Laws, as the same may apply to Federated, now and in the future; provided, however, that Federated shall not be liable in respect of any failure by it to comply with changes to the Fund’s Anti-Money Laundering Policy of which it has not been notified in writing by the Fund a reasonable time in advance of the effectiveness of such changes. Federated further agrees to provide to the Fund and/or the administrator such reports, certifications and contractual assurances as may be reasonably requested by the Fund and mutually agreed to by the parties. The Fund may disclose information regarding Federated to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.

27.  CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES. Federated acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the implementing regulations promulgated thereunder, the Fund is required to make certain certifications and have adopted disclosure controls and procedures. To the extent reasonably requested by the Fund, Federated agrees to use its reasonable efforts to assist the Fund in complying with the Sarbanes-Oxley Act and implementing the Fund’s disclosure controls and procedures. Federated agrees to inform the Fund of any material development related to the Fund that Federated reasonably believes is relevant to the Fund’s certification obligations under the Sarbanes-Oxley Act.

28.  COOPERATION WITH REGULATORY AUTHORITIES OR OTHER ACTIONS. The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

29.  NOTIFICATION. The Sub-Adviser agrees that it will provide prompt notice to the Adviser and the Fund about material changes in the employment status of key investment management personnel involved in the management of the Fund, material changes in the investment process used to manage the Fund, any changes in senior management, operations, financial condition or ownership of the Sub-Adviser’s firm and the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

30.  GENERAL PROVISIONS.

(a)   NOTICES. Notices and other communications required or permitted under this Agreement shall be in writing, shall be deemed to be effectively delivered when actually received, and may be delivered by US mail (first class, postage prepaid), by hand or by commercial overnight delivery service, addressed as follows:

FEDERATED:	Federated Investment Management Company c/o Federated Investors, Inc. Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA 15222-3779 Attn: George Polatas
ADVISER:	Passport Research, Ltd. 12555 Manchester Road St. Louis, MO 63131 Attn: General Counsel
FUND:	Edward Jones Money Market Fund 12555 Manchester Road St. Louis, MO 63131 Attn: Secretary

(b)  CONFLICTS OF INTEREST. It is understood that (i) directors/trustees, officers, agents and shareholders of the Adviser are or may be interested in Federated or its affiliated persons as directors/trustees, officers, stockholders or otherwise, (ii) directors/trustees, officers, agents and shareholders of Federated or its affiliated persons are or may be interested in the Adviser or the Fund as directors/trustees, officers, shareholders or otherwise, (iii) Federated may be interested in the Adviser or the Fund, and (iv) the existence of any such dual interests shall not affect the validity of this Agreement or of any transactions or performance under this Agreement except as specifically provided in (A) Adviser’s declaration of trust, by laws or similar Governing Document, (B) Federated’s declaration of trust, bylaws, or similar Governing Document, or (C) provisions of applicable laws, rules or regulations.

(c)  SEVERABILITY AND ENTIRE AGREEMENT. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement's subject matter. In the event that this Agreement is made applicable to any additional classes or funds by way of a schedule executed subsequent to the date first indicated above, provisions of such schedule shall be deemed to be incorporated into this Agreement as it relates to such class or fund so that, for example, the execution date for purposes of Section 21 of this Agreement with respect to such class or fund shall be the execution date of the relevant schedule. Nothing in this Agreement is intended to waive, discharge, supercede, limit or affect any other agreement between the Adviser and Federated, or any affiliates of any of them.

(d)  ASSIGNMENTS; SUCCESSORS; NO-THIRD PARTY RIGHTS; SERVICE PROVIDERS. No party may assign any of its rights under this Agreement without the prior consent of the other parties. Subject to the preceding sentence, and Section 23 of this Agreement, this Agreement will apply to, be binding in all respects upon, and inure to the benefit of the permitted successors and permitted assigns of the parties. Except as expressly provided in this Agreement, nothing expressed or referred to in this Agreement will be construed to give any person or entity other than the parties to this Agreement any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement. Except as expressly provided in this Agreement, this Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the parties to this Agreement and their permitted successors and permitted assigns.

Notwithstanding anything contained in this Agreement to the contrary, Federated may enter into arrangements with its affiliates (such as, for example, Federated Advisory Services Company) and other third party contractors (such as, for example, proxy voting services) in connection with the performance of Federated’s services and other obligations under this Agreement, including for the provision of certain personnel, services and facilities to Federated, provided that such arrangements comply with the 1940 Act (including, if applicable the requirements of Section 15 of the 1940 Act). Federated agrees, subject to the terms and conditions of this Agreement, that Federated will remain responsible for any actions or omissions of such affiliates or other third-party contractors to the same extent as if Federated had taken such action or made such omission under this Agreement.

(e)  AMENDMENT. No provision of this Agreement may be changed, waived, or discharged orally, but may be changed, waived or discharged only by an instrument in writing signed by all parties and only in accordance with the provisions of the 1940 Act and the rules and regulations promulgated thereunder. Neither the failure nor any delay by any party in exercising any right, power, or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege.

(f)  CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(g)  GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the 1940 Act and the Advisers Act and any rules and regulations promulgated thereunder.

(h)  COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures on this Agreement may be communicated by electronic transmission (which shall include facsimile or email) and shall be binding upon the parties so transmitting their signatures.

(i)  CONSTRUCTION. Unless otherwise expressly provided: (i) the words “include,” “includes” and “including” do not limit the preceding words or terms, and shall be construed to be followed by “without limitation”; (ii) the word “or” in this Agreement is disjunctive but not necessarily exclusive (and should be construed, accordingly, as “and/or”); and (iii) any reference to “days” shall mean calendar days. This Agreement will be construed as if drafted jointly by the parties, and no presumption or burden of proof will arise favoring or disfavoring any party by virtue of the authorship of any provision in this Agreement. The following terms have the meanings given to such terms under the 1940 Act, and the rules and regulations promulgated thereunder: “interested persons”; “affiliated person”; “assign” or “assignment”, and “federal securities laws.”

(j)  MISCELLANEOUS. Where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all on the day and year first above written.

PASSPORT RESEARCH, LTD.	FEDERATED INVESTMENT MANAGEMENT COMPANY

By: ___________________	By: ___________________
Name:	Name:
Title:	Title:

EDWARD JONES MONEY MARKET FUND	FEDERATED ADMINISTRATIVE SERVICES

By: ___________________	By: ___________________
Name:	Name:
Title:	Title:

SCHEDULE A

Administrative Services

Fund Management Services:

•	Manage internal audits of business processes and controls; and
•	Implement and maintain, together with affiliated companies, a business continuation and disaster recovery program, which covers the Fund.

Shareholder and Financial Reporting Services:

•	To the extent relevant information has been provided to Sub-Administrator by the Custodian (or is otherwise in Federated’s possession), review, at the request of the Adviser or the Fund, daily dividends, distribution pool balances, monthly distributions, and any capital gains for reasonableness; and
•	To the extent relevant information has been provided to Sub-Administrator by the Custodian (or is otherwise in Federated’s possession), review, at the request of the Adviser or the Fund, calendar year-end shareholder reporting (AUM income calculation, state income percentages and government income percentages).

Service Provider Oversight Services:

•	Provide reasonable information in Federated’s possession, as reasonably requested by the Adviser or the Fund, regarding portfolio valuation oversight, including pricing service selection, pricing procedures and oversight.

Fund Administration Services:

•	Maintain and deliver Federated’s authorized signers' lists to the Adviser or the Fund for delivery to the Custodian.
•	To the extent relevant information has been provided to Sub-Administrator by the Custodian (or is otherwise in Federated’s possession), review, as requested by the Adviser or the Fund, but not prepare or file, with respect to the preparation of and filing with the SEC and the appropriate state securities authorities: (i) the registration statements for the Fund and the Fund's shares and all amendments thereto, (ii) shareholder reports and other applicable regulatory reports and communications, including, reports on Form N-CSR, Form N-PX, Form N-Q, Form N-MFP, Form N-CR and annual and semi-annual reports to shareholders, (iii) proxy materials, (iv) notices pursuant to Rule 24f-2, and (v) such other documents as may be necessary to enable the Fund to continuously offer its shares;
•	Provide, as requested by the Adviser or the Fund, reasonable information in Federated’s possession to the Adviser or the Fund for provision to the Custodian for the preparation, but not the filing, of Form N-SAR;
•	To the extent relevant information has been provided to Sub-Administrator by the Custodian (or is otherwise in Federated’s possession), provide reasonable information, as reasonably requested by the Adviser or the Fund, necessary for the preparation and posting of money market fund daily website disclosures, including percentage of daily and weekly assets, shareholder net flows, net asset values, shadow net asset values and required historical information;
•	To the extent relevant information has been provided to Sub-Administrator by the Custodian (or is otherwise in Federated’s possession), compare, as applicable, as reasonably requested by the Adviser or the Fund, the Fund's net asset value, shadow net asset value, yield, average maturity, dividends, Fund total return and performance and total assets on a daily basis for reasonableness; and
•	To the extent relevant information has been provided to Sub-Administrator by the Custodian (or is otherwise in Federated’s possession), perform, as reasonably requested by the Adviser or the Fund, a daily review of the Fund portfolio’s shadow net asset value, and, as applicable, Rule 2a-7 amortized cost calculation, for reasonableness; notify designated parties, as necessary, of identified deviations in compliance with the Fund's procedures, if any.

Compliance Services:

•	Monitor enterprise level risks at Sub-Adviser associated with the services provided herein;
•	Monitor the Fund's compliance with its investment policies, objectives and restrictions as set forth in its currently effective registration statement;
•	Provide by a deadline mutually acceptable to Adviser and Sub-Administrator a quarterly report regarding the Fund’s compliance with its investment objectives and policies, applicable law, including, the 1940 Act and Subchapter M of the Code, and the Fund’s policies, guidelines or procedures as applicable to Federated’s obligations under this Agreement;
•	Reasonably assist the Fund in regulatory examinations, audits, inspections or investigations of the Fund;
•	Furnish to the Board such information as may reasonably be requested for the Board to evaluate this Agreement or any proposed amendments thereto for the purposes of approving this Agreement, the renewal thereof or any amendment thereto;
•	Promptly complete and return to the Adviser or the Fund any compliance questionnaires or other inquiries submitted to Federated in writing and provide such other compliance services as may be reasonably requested and mutually agreed to by the Adviser or the Fund's chief compliance officer and Federated; and
•	To the extent not prohibited, under applicable law, notify the Fund in the event Federated is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Fund (excluding class action suits in which the Fund is a member of the plaintiff class by reason of the Fund’s ownership of shares in the defendant) or the compliance by Federated with the federal or state securities laws with respect to the Fund.

SCHEDULE B

Edward Jones Money Market Fund

Annual Fee Rate as a Percentage of

Average Daily Net Assets

0.04%

Proposed Rule 12b-1 Plan – Exhibit C

EDWARD JONES MONEY MARKET FUND

DISTRIBUTION PLAN

WHEREAS, Edward Jones Money Market Fund (the “Trust”) is engaged in business as an open-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, Edward D. Jones & Co., L.P. (the “Distributor”) serves as distributor to the Trust; and

WHEREAS, the Trustees of the Trust have determined that there is a reasonable likelihood that the following Distribution Plan will benefit the Trust and the owners of units of beneficial interest (the “shares”) in the Trust (the “Shareholders”);

NOW, THEREFORE, the Trustees of the Trust hereby adopt this Distribution Plan pursuant to Rule 12b-1 under the 1940 Act.

Section 1.   The Trust has adopted this Distribution Plan (the “Plan”) to enable the Trust to directly or indirectly bear expenses relating to the distribution of certain of the classes of shares of certain of the series of the Trust (each, a “Fund”) as may, from time to time, be added to the Plan and listed on the Schedules attached hereto (collectively, the “Schedules”).

Section 2.  The Trust will pay the distributor of each such class of shares a fee at the annual rate specified on each of the Schedules. The distributor may retain all or a part of this fee as compensation for distribution or shareholder services it provides or it may use such fees for the compensation of broker/dealers and other financial institutions and intermediaries that provide distribution or shareholder services as specified by the distributor. The actual fee to be paid by the distributor to broker/dealers and financial institutions and intermediaries will be negotiated based on the extent and quality of services provided.

Section 3.   This Plan shall not take effect as to a Fund (or class of shares of a Fund) until it has been approved (a) by a vote of at least a majority of the outstanding shares of such Fund or class, if adopted after any public offering of the shares or the sale of such shares to persons who are not affiliated persons of the Fund, affiliated persons of such persons, promoters of the Fund or affiliated persons of such promoters; and (b) together with any related agreements, by votes of the majority of both (i) the Trustees of the Trust and (ii) the Qualified Trustees (as defined herein), cast in person at a Board of Trustees meeting called for the purpose of voting on this Plan or such agreement.

Section 4.   This Plan shall continue in effect for a period of one year after it takes effect and may be continued thereafter for additional one year periods only so long as such continuance is specifically approved at least annually in the manner provided in Section 3(b) herein for the approval of this Plan.

Section 5.   Any person authorized to direct the disposition of monies paid or payable by the Trust pursuant to this Plan or any related agreement shall provide to the Trustees of the Trust, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

Section 6.   This Plan may be terminated at any time by the vote of a majority of the Qualified Trustees or, with respect to any such class of shares of a Fund, by vote of a majority of the outstanding shares of the class. Termination by the Shareholders of any class of a Fund will not affect the validity of this Plan with respect to the shares of any other class of the Fund or any other Fund.

Section 7.   All agreements with any person relating to implementation of this Plan shall be in writing, and any agreement related to this Plan shall provide (a) that such agreement may be terminated at any time, without payment of any penalty, by the vote of a majority of the Qualified Trustees or with respect to shares of any class of a Fund, by vote of a majority of the outstanding shares of such class, on not more than 60 days written notice to any other party to the agreement; and (b) that such agreement shall terminate automatically in the event of its assignment.

Section 8.   This Plan may be amended in the manner provided in Section 3(b) herein for the approval of this Plan; provided, however, that the Plan may not be amended to increase materially the amount of distribution expenses permitted pursuant to Section 2 hereof with respect to the shares of any class of a Fund without the approval of a majority of the outstanding shares of such class (if any) as contemplated under Section 3(a).

Section 9.   While this Plan is in effect, (i) a majority of the Trustees of the Trust shall not be interested persons of the Trust; (ii) the selection and nomination of any disinterested Trustees shall be committed to the discretion of the Trustees then in office who are not interested persons of the Trust; and (iii) any person who acts as legal counsel to the disinterested Trustees is an independent legal counsel, as such term is defined in Rule 0-1(a)(6) of the 1940 Act.

Section 10.   As used in this Plan, (a) the term “Qualified Trustees” shall mean those Trustees of the Trust who are not interested persons of the Trust, and have no direct or indirect financial interest in the operation of this Plan or any agreements related to it, and (b) the terms “assignment” and “interested person” shall have the respective meanings specified in the 1940 Act and the rules and regulations thereunder and interpretations thereof, subject to such exemptions as may be granted by the Securities and Exchange Commission.

Section 11.   This Plan shall not obligate the Trust or any other party to enter into an agreement with any particular person.

Approved: [XX], 2016

SCHEDULE A

DATED [XX], 2016

TO THE EDWARD JONES MONEY MARKET FUND

DISTRIBUTION PLAN

DATED [XX], 2016,

Pursuant to Section 1 of the Plan and subject to any limitations imposed by Rule 2830 of the NASD's Conduct Rules, distribution fees for the following Fund(s), and/or classes thereof, shall not exceed the amounts listed below:

Fund	Class of Shares	Fee
Edward Jones Money Market Fund	Investment	0.25%
Edward Jones Money Market Fund	Retirement	0.25%

12555 Manchester Road
Saint Louis, Missouri 63131
1-800-331-2451
www.edwardjones.com
CUSIP 48019P102
CUSIP 48019P201
Q453223 (10/16)

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the Proxy Card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the Proxy Card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the Proxy Card below.
3) Sign and date the Proxy Card.
4) Return the Proxy Card in the envelope provided.

If you vote by Telephone or Internet, you do not need to mail your proxy.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	E13564-TBD	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

Proposal 1. To approve the election of four (4) trustees for the Edward Jones Money Market Fund.		For All	Withhold All	For All Except

Nominees:
1a. David Levenson	1c. Maureen Leary-Jago
1b. David Sylvester	1d. Timothy Jacoby

	For	Against	Abstain

Proposal 2. To approve the new Investment Management and Administration Agreement between the Edward Jones Money Market Fund and Passport Research, Ltd.

Proposal 3. To approve the new Sub-Advisory and Sub-Administration Agreement among Passport Research, Ltd., Federated Investment Management Company, Federated Administrative Services and the Edward Jones Money Market Fund.

Proposal 4. To approve the new Rule 12b-1 Plan for the Edward Jones Money Market Fund.

Proposal 5. To approve the operation of the Edward Jones Money Market Fund in the manner described in a “manager-of-managers” exemptive order previously granted by the Securities and Exchange Commission that would permit the Edward Jones Money Market Fund to enter into and materially amend sub-advisory agreements with unaffiliated sub-advisers without shareholder approval.

YOUR VOTE IS IMPORTANT

The Board of Trustees unanimously recommends that you vote in favor of each Proposal.

Please complete, sign and return this card as soon as possible.

Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting:

The Notice of Special Meeting of Shareholders and Proxy Statement are available at

WWW.EDWARDJONES.COM/MONEY-MARKET.

E13565-TBD

EDWARD JONES MONEY MARKET FUND

SPECIAL MEETING OF SHAREHOLDERS — DECEMBER 9, 2016

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Edward Jones Money Market Fund, hereby revoking any proxy heretofore given, designate and appoint Edward Bartley, Erin Dugan, Maureen Ferguson, George Magera, Sheryl McCall, and Kary Moore, as proxies to act at the Special Meeting of Shareholders (the “Special Meeting”) to be held on December 9, 2016 at 12555 Manchester Road, St. Louis, Missouri 63131, at 9:00 a.m. (Central Time), and at any adjournment or postponement thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If this proxy is executed and returned in time and no choice is indicated as to an item, this proxy will be voted affirmatively on such matter. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof and the attorneys named in this proxy will vote on such matters in their best judgment.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL.